UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PHYTOMEDICAL TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

 (4)  Proposed maximum aggregate value of transaction:

 (5)  Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

1

PHYTOMEDICAL TECHNOLOGIES, INC.

100 Overlook Drive, 2nd Floor

Princeton, New Jersey, 08540

Telephone: 800-611-3388

November 15, 2010

 Dear Stockholders:

            You are cordially invited to attend the 2010 Annual Meeting of Stockholders of PhytoMedical Technologies, Inc. The meeting will be held at 10:00 a.m., local time, on December 31, 2010, at 2000 Town Center, Suite 1900, Southfield, MI 48705. Enclosed are the official notice of this meeting, a proxy statement, a form of proxy and the 2009 Annual Report on Form 10-K for the year ended December 31, 2009.

            At this meeting you will be asked to elect two (2) directors to serve until the next annual meeting, ratify the selection of the Company's independent auditors for 2010, and to transact any other business as may properly come up before the meeting.

            Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on November 3, 2010, and to guests of the Company.

            If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting.

            If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Stockholders who do not expect to attend the 2010 Annual Meeting in person may submit their ballot to the Management of the Company at 100 Overlook Drive, 2nd Floor, Princeton, NJ 08540..

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Amit S. Dang Amit S. Dang President, Chief Executive Officer and Director

2

PHYTOMEDICAL TECHNOLOGIES, INC.

100 Overlook Drive, 2nd Floor

Princeton, New Jersey, 08540

Telephone: 800-611-3388

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 31, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of PhytoMedical Technologies, Inc., a Nevada corporation (the “Company”).  The meeting will be held on Friday, December 31, 2010 commencing at 10:00 A.M., local time, at 2000 Town Center, Suite 1900, Southfield, MI 48705, for the following purposes:

   1.   To elect two nominees for director named herein to hold office for one year or until the 2011 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified

   2.   To ratify the selection of Peterson Sullivan LLP, as the Company’s independent auditors for the year ending December 31, 2010.

   3.   To transact such other business as may properly come before the meeting and all adjournments and postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the 2010 Annual Meeting is November 3, 2010.  Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the 2010 Annual Meeting of Stockholders

to be held on December 31, 2010:

The Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2009 are available at: http://www.phytomedical.com/investors.php#sec

 By Order of the Board of Directors

 /s/ Amit S. Dang

President/Chief Executive Officer

Princeton, New Jersey

November 15, 2010

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

3

PHYTOMEDICAL TECHNOLOGIES, INC.

100 Overlook Drive, 2nd Floor

Princeton, New Jersey, 08540

Telephone: 800-611-3388

PRELIMINARY COPY - PROXY STATEMENT

FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of PhytoMedical Technologies, Inc. (sometimes referred to as the “Company,” “PhytoMedical,” “we” or “us”) is soliciting your proxy to vote at the 2010 Annual Meeting of Stockholders.  According to our records, you were a stockholder of the Company as of the end of business on November 3, 2010.

 You are invited to attend the annual meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail these proxy materials on or about November 15, 2010 to all stockholders of record on November 3, 2010 (the “Record Date”) entitled to vote at the annual meeting.

When and where is the 2010 Annual Meeting being held?

            The 2010 Annual Meeting will be held on Friday, December 31, 2010 commencing at 10:00 A.M., local time, at 2000 Town Center, Suite 1900, Southfield, MI 48705.

Can I view these proxy materials over the Internet?

Yes.  The Notice of Meeting, this Proxy Statement and accompanying proxy card and our Annual Report on Form 10-K for the year ended December 31, 2009 are available at  http://www.phytomedical.com/investors.php#sec.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on November 3, 2010 will be entitled to vote at the 2010 Annual Meeting.  On this record date, there were 241,477,992 shares of common stock outstanding and entitled to vote.

The 2010 Annual Meeting will begin promptly at 10:00 A.M., local time.  Check-in will begin one-half hour prior to the meeting.  Please allow ample time for the check-in procedures.

Stockholder of Record: Shares Registered in Your Name

If on November 3, 2010 your shares were registered directly in your name with PhytoMedical’s transfer agent, Holladay Stock Transfer, Inc., then you are a stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on November 3, 2010, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the 2010 Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for a vote:

            1.         To elect two (2) nominees for director named herein to hold office for one year or until the 2011 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

            2.         To ratify the selection of Peterson Sullivan LLP, as the Company’s independent auditors for the year ending December 31, 2010;

            3.         To transact such other business as may properly come before the meeting and all adjournments and postponements thereof.

The Board of Directors is not currently aware of any other business that will be brought before the 2010 Annual Meeting.

How do I vote?

You may vote “For” all the nominees to the Board of Directors, you may “Withhold” your vote for all nominees or you may vote “For” all nominees except for any nominee(s) you specify.  For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.  The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of the Record Date, you may vote in person at the 2010 Annual Meeting or vote by proxy using the enclosed proxy card.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.

•       To vote in person, come to the annual meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance.  A list of stockholders eligible to vote at the annual meeting will be available for inspection at the 2010 Annual Meeting and for a period of ten days prior to the annual meeting during regular business hours at our principal executive offices, which are located at 100 Overlook Drive, 2nd Floor, Princeton, NJ 08540.

•       To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your completed and signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us.  Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted.  Alternatively, you may be able to vote by telephone or over the Internet by following instructions provided by your broker or bank.  To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What is a quorum for purposes of conducting the 2010 Annual Meeting?

            The presence, in person or by proxy, of the holders of a majority of the issued and outstanding common stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the 2010 Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the 2010 Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes represented and entitled to vote at the 2010 Annual Meeting will be required for the approval of all other matters to be voted upon. Abstentions and broker non-votes will each be counted towards the presence of a quorum, but (i) will not be counted as votes cast and, accordingly, will have no effect on the plurality vote required for the election of directors, and (ii) will be counted as votes represented at the 2010 Annual Meeting and, accordingly, will have the effect of a vote "against" all other matters to be acted upon.

What if I return a proxy card but do not make specific choices?

         If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of each of the two nominees for director, “FOR” the ratification of Peterson Sullivan LLP as independent registered public accountants of the Company for its fiscal year ending December 31, 2010, “FOR” approval of any adjournment of the 2010 Annual Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof; and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How does the Board of Directors recommend that I vote?

A:        Our Board of Directors recommends that you vote your shares “FOR” each of the two nominees to the Board of Directors and “FOR” the ratification of the appointment of Peterson Sullivan LLP as our independent auditors for the fiscal year ending December 31, 2010. And “FOR” to transact such other business as my properly come before the meeting and all adjournments and postponements thereof.  Unless you provide other instructions on your proxy card or electronically (internet or telephone), the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Company's Board of Directors as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation.  We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•               You may submit another properly completed proxy card with a later date.

•               You may send a timely written notice that you are revoking your proxy to the Company at 100 Overlook Drive, 2nd Floor, Princeton, NJ 08540, Attn: President and Chief Executive Officer.

•               You may attend the annual meeting and vote in person.  Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to the Company at 100 Overlook Drive, 2nd Floor, Princeton, NJ 08540, Attn: President and Chief Executive Officer, not later than July 1, 2011.   You are also advised to review the Company’s Bylaws, which contain additional requirements for stockholder proposals and director nominations.

4

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares   as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.  If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of shareholders.

Our election of directors (Proposal No. 1) is considered to be “non-routine” matters and as a result, brokers or nominees cannot vote your shares on these proposals in the absence of your direction.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For,” “Withhold” and “Against” votes, abstentions and broker non-votes.  Abstentions will not have an effect on, or be counted towards the vote totals for, each of the other proposals.  The ratification of the Company’s auditors is a routine proposals on which the Company expects that brokers or other nominees will be entitled to vote without receiving instructions from the record holder of the applicable shares of common stock.  Accordingly, no broker non-votes will result from these proposals.  The other proposals may result in broker non-votes, however, these will have no effect on or be counted towards the vote totals for, such other proposals.

How many votes are needed to approve each proposal?

For the election of directors, each of the two nominees receiving “For” votes at the meeting in person or by proxy will be elected.  All other matters require approval for the favorable vote of a majority of the votes cast on the applicable matter at the annual meeting in person or by proxy.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be discussed in a Form 10-K filed after the annual meeting.

DIRECTORS AND EXECUTIVE OFFICERS

            The following table sets forth the names and ages of all of our directors and executive officers. Our Board of Directors is comprised of two members. Each director holds office until a successor is duly elected or appointed. Executive officers serve at the discretion of the Board of Directors and are appointed by the Board of Directors. Also provided herein are brief descriptions of the business experience of each of the directors and officers during the past five years, and an indication of directorships held by each directors in other companies subject to the reporting requirements under the Federal Securities Law.

5

Name	Age	Positions With Company	Director Since
Amit S. Dang(1)	30	President and Chief Executive Officer; Chief Financial Officer Treasurer and Secretary; Director	June 3, 2010
Jeet S. Sidhu	38	Director	June 3, 2010

                (1)  Mr. Dang was appointed President and Chief Executive Officer on June 3, 2010 and assumed his position as our Chief Financial Officer, Treasurer and Secretary on June 22, 2010.

Former Directors and Officers

            Set forth below are the names of all former directors and executive officers of the Company, all positions and offices with the Company held by each person, the period during which each has served as such, and the principal occupations and employment of such persons during at least the last five years.

Name	Age	Former Positions With Company	Date Assumed Position(s)	Date Resigned Position(s)
Dr. James F. Lynch (1)	49	Former President and Chief Executive Officer and Director	March 15, 2010	May 31, 2010
Greg Wujek(2)	48	Former President and Chief Executive Officer and Director	April 3, 2006	June 17, 2010
Gary Branning(3)	56	Former Chief Financial Officer and Director	September 13, 2006	June 1, 2010
Raymond Krauss(4)	47	Former Chief Financial Officer, Secretary, Treasurer, and Director	October 11, 2007	June 17, 2010

(1) Dr. Lynch was appointed a director and to the position of President and Chief Executive Officer on March 15, 2010. He resigned from all of his positions with us on May 31, 2010.

 (2) Mr. Wujek resigned his position as President and Chief Executive Officer effective as of March 15, 2010.. He resigned as a Director on June 17, 2010.

(3) Mr. Branning was appointed a director on September 13, 2006 and to the position of Chief Financial Officer on September 5, 2008. Mr. Branning resigned from all executive positions effective December 11, 2008. He resigned as a Director on June 1, 2010.

(4) Mr. Krauss was appointed to the positions of Chief Financial Officer, Secretary and Treasurer on December 11, 2008 to fill the vacancy created by the resignation of Mr. Branning.  He resigned from all of his positions with us on June 17, 2010.

6

Director Nominees

This year’s nominees for Director are currently serving as Directors of the Company.  The following table sets forth the names and positions of each nominee for Director and our executive officers.  Additional biographical information concerning these individuals including directorships at other public companies, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on the Board of Directors is provided in the text following the table.

Name	Position
Amit S. Dang	President and Chief Executive Officer, Director
Jeet S. Sidhu	Director

            Amit Singh Dang.  Mr. Dang holds a Bachelors degree (B.B.A.) in Finance from Wayne State University (2003), with advanced academic studies in contract, criminal, civil, and policy law; management, finance, logistics, and strategy; and audit theory; from Michigan State University (2003-2004), The University of Michigan (2004-2006), and the Institute of Internal Auditors (2006-2008), respectively.  From February 2006 to June 2006, Mr. Dang was emplyed as a Business Process and Development Consultant for Sterling Solutions and Systems.  From June 2006 to May 2008, Mr. Dang worked as a Risk and Performance Services Consultant at Crowe Horwath, where he specialized in identifying high-risk areas for public and private companies and helped develop and re-engineer core business processes for greater efficiency and control.  From October 13, 2009 through May 11, 2010, Mr. Dang served as the President and Chief Executive Office and Chief Financial Officer of HepaLife Technologies, Inc. Since May 2008, Mr. Dang has served as the Managing Director for Infinitus Ventures, facilitating the early incubation, capital funding, and development of client companies.  In addition, Mr. Dang provides consulting services to Companies in the process of transitioning into alternative business ventures.  In light of our current circumstances, Mr. Dang’s financial and accounting background and his experience with companies transitioning to other business ventures make him particular qualified to on our board of directors during this important transitional period in our corporate history.

            Jeet S. Sidhu. Mr. Sidhu graduated from the British Columbia Institute of Technology with a Diploma in Corporate Finance in 1995. From 2002-2009, Mr. Sidhu was Vice-President of Montgomery Asset Management Corporation, a privately held firm providing financial and management consulting services to emerging growth corporations.  Mr. Sidhu served as a member of the board of directors for U.S. Petroleum Corporation from August 2003 until August 2006.  Mr. Sidhu served as a director of Entheos Technologies, Inc. from September 8, 2008 to August 26, 2010.  Mr. Sidhu currently serves as a member of the Board of Directors of MicroChannel Technologies, Inc.  Mr. Sidhu was invited to join the Board of Directors due to his experience with public companies in the matters relating to business development, financial reporting and legal compliance.

7

CONSIDERATION OF DIRECTOR NOMINEES

Director Qualifications

            We believe the Board, to the extent that our limited resources permit, should encompass a diverse range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to the Company's operations and interests. Each director also is expected to: exhibit high standards of integrity, commitment and independence of thought and judgment; use his or her skills and experiences to provide independent oversight to the business of the Company; participate in a constructive and collegial manner; be willing to devote sufficient time to carrying out their duties and responsibilities effectively; devote the time and effort necessary to learn our business; and represent the long-term interests of all shareholders.

            The Board has determined that the Board of Directors as a whole must have the right diversity, mix of characteristics and skills for the optimal functioning of the Board in its oversight of the Company. The Board believes it should be comprised of persons with skills in areas such as: finance; real estate; banking; strategic planning; human resources and diversity; leadership of business organizations; and legal matters. The Board may also consider in its assessment of the Board's diversity, in its broadest sense, reflecting, but not limited to, age, geography, gender and ethnicity.

            In addition to the targeted skill areas, the Board looks for a strong record of achievement in key knowledge areas that it believes are critical for directors to add value to the Board, including:

•   Strategy – knowledge of the Company business model, the formulation of corporate strategies, knowledge of key competitors and markets;

•   Leadership – skills in coaching and working with senior executives and the ability to assist the Chief Executive Officer;

•   Organizational Issues – understanding of strategy implementation, change management processes, group effectiveness and organizational design;

•   Relationships – understanding how to interact with investors, accountants, attorneys, management companies, analysts, and communities in which the Company operates;

•   Functional – understanding of finance matters, financial statements and auditing procedures, technical expertise, legal issues, information technology and marketing; and

•   Ethics – the ability to identify and raise key ethical issues concerning the activities of the Company and senior management as they affect the business community and society.

Nomination Procedures

We have no nominating committee, and all nominating functions are handled directly by the full Board of Directors, which the Board believes is the most effective and efficient approach, based on the size of the Board and the current and anticipated operations and needs of the Company. As outlined above in selecting a qualified nominee, the Board considers such factors as it deems appropriate which may include: the current composition of the Board; the range of talents of the nominee that would best complement those already represented on the Board; the extent to which the nominee would diversify the Board; the nominee's standards of integrity, commitment and independence of thought and judgment; and the need for specialized expertise. Applying these criteria, the Board considers candidates for Board membership suggested by its members, as well as management and shareholders. Shareholders of record

8

may nominate directors in accordance with the Company's Bylaws which require among other items notice sent to the Company's Secretary not less than 60 days prior to a shareholder meeting that will include the election of board members. No nominations other than those made by the Board were received for the 2010 Annual Shareholder Meeting.

Code Of Ethics

            We have adopted a Code of Ethics that applies to all of the Company’s officers, directors and employees, including its Chief Financial Officer and Chief Executive Officer, which complies with the requirements of the Sarbanes-Oxley Act of 2002 and applicable Financial Industry Regulatory Authority (“FINRA”) listing standards. Accordingly, the Code of Ethics is designed to deter wrongdoing, and to promote, among other things, honest and ethical conduct, full, timely, accurate and clear public disclosures, compliance with all applicable laws, rules and regulations, the prompt internal reporting of violations of the Code of Ethics, and accountability.

Corporate Governance

            We have adopted Corporate Governance Guidelines applicable to its Board of Directors.

Director Independence

            Our securities are not listed on a U.S. securities exchange and, therefore, is not subject to the corporate governance requirements of any such exchange, including those related to the independence of directors. However, at this time, after considering all of the relevant facts and circumstances, the Company’s Board of Directors has determined that Mr. Sidhu is independent from the Company’s management and qualifies as an “Independent Director” under the standards of independence under the applicable FINRA listing standards.  This means that, in the judgment of the Board of Directors, Mr. Sidhu (1) is not an officer or employee of the Company or its subsidiaries, or (2) has not had any direct or indirect relationship with the Company that would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director.  Upon the Company’s listing on any national securities exchange or any inter-dealer quotation system, it will elect such independent directors as is necessary under the rules of any such securities exchange.

Certain Relationships

            There are no family relationships among or between any of our officers and directors.

            Our proposed business raises potential conflicts of interests between certain of our officers and directors and us. Certain of our directors are directors of other mineral resource companies and, to the extent that such other companies may participate in ventures in which we may participate, our directors may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation.  In the event that such a conflict of interest arises at a meeting of our directors, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms.  In appropriate cases, we will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict.  From time to time, several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program.  It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of the company making the assignment.

9

            In determining whether we will participate in a particular program and the interest therein to be acquired by it, the directors will primarily consider the potential benefits to us, the degree of risk to which we may be exposed and its financial position at that time.  Other than as indicated, we have no other procedures or mechanisms to deal with conflicts of interest.  We are not aware of the existence of any conflict of interest as described herein.

Compliance with Section 16(a) Beneficial Ownership Reporting Compliance, of the Exchange Act of 1934

            Based on information provided to the Company, it is believed that all of the Company’s directors, executive officers and persons who own more than 10% of the Company’s common stock were in compliance with Section 16(a) of the Exchange Act of 1934 during the last fiscal year. During the year ended December 31, 2009, all of the Company’s directors, executive officers and Company’s common stock were in compliance with section 16(a) of the Exchange Act of 1934.

Legal Proceedings

During the past ten years none of our directors, executive officers, promoters or control persons has been:

         •           the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

         •           convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

         •           subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

         •           found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

         •           the subject of any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

         (i)            Any Federal or State securities or commodities law or regulation; or

         (ii)           Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

         (iii)          Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

         •           any federal or state judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulations, or any settlement to such actions (excluding settlements between private parties); and

10

         •           any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization.

  Compensation of Directors

            Our Board of Directors determines compensation for serving on the Board and its committees. In establishing director compensation, the Board is guided by the following goals:

•          Compensation should consist of a combination of cash and equity awards that are designed to fairly pay the directors for work required for a company of our size and scope;

•         Compensation should align the directors’ interests with the long-term interests of stockholders; and

•         Compensation should assist with attracting and retaining qualified directors.

            Under our current compensation policy, non-employee directors are paid $750 per month.

            Mr. Dang is compensated at the rate of $5,000 per month in his capacity as our President and Chief Executive Officer pursuant to the Executive Services Agreement between Mr. Dang and us.

            Directors are entitled to participate in, and have been issued options under, our 2005 Stock Plan. We also reimburse directors for any actual expenses incurred to attend meetings of the Board.

            Until May 31, 2010, non-employee Board members received $250 per month for services rendered in the capacity of a Board member plus $100 per Board meeting attended.  The Board approved an increase, effective June 1, 2010, in non-employee Board fees to $750 per month.  We also reimburse our directors for any actual expenses incurred to attend meetings of the Board.

               The following table provides information regarding all compensation paid to our non-employee directors during the fiscal year ended December 31, 2009:

	Director Compensation
	Fees Earned or
	Paid in	Stock
Name	Cash ($) (1)	Awards ($)	Total ($)
Gary Branning	$3,400	$—	$3,400
Raymond Krauss	3,400	—	3,400
Total director compensation	$6,800	$—	$6,800

(1)       The amounts in this column represent the monthly cash meeting fee earned by or paid to our non-employee directors for service during the fiscal year ended December 31, 2009.

Board Leadership Structure and Role in Risk Oversight

    Our Chief Executive Officer serves as Chairman of our Board of Directors. We feel that in this combined role, he can provide unique insight into the company’s business, industry, and strategic opportunities, consistent and reliable communication between our board and management, clear

11

accountability for the execution of our strategy, effective decision-making, and alignment on corporate strategy.  We do not have a lead independent director.

    The Board believes full and open communication between it and management is essential for effective risk management and oversight. Members of our board meet regularly with our chief executive officer to discuss strategy and risks facing the company. Our Chief Executive Officer attends the quarterly board meetings and is available to address any questions or concerns raised by the board on risk management-related and any other matters. Our Chief Executive Officer is also asked to contribute to the agenda for these meetings, so that each functional division of the company can identify topics that may require board attention. Each quarter our chief executive officer presents to the board on strategic matters involving our operations and strategic initiatives and discusses with the board key strategies, challenges, risks, and opportunities for the company.

    Management is responsible for the day-to-day management of risks the company faces, while the board, as a whole and through its committees, is responsible for the oversight of risk management. In its risk oversight role, the Board of Directors monitors whether the risk management processes that management has designed and implemented are effective both as designed and as executed.

Communications with the Board of Directors

Stockholders and other interested persons may send communications to the Board of Directors, including to any of our non-management directors, our Chairman or any committee of the Board by writing to them at PhytoMedical Technologies, Inc., 100 Overlook Drive, 2nd Floor, Princeton, New Jersey, 08540, Attention: President and Chief Executive Officer. The President and Chief Executive Officer will distribute all stockholder communications to the intended recipients.

Committees

Audit Committee

            The Board does not currently have a standing Audit Committee.  The full Board performs the principal functions of the Audit Committee.  The full Board monitors the Company's financial reporting process and internal control system and reviews and appraises the audit efforts of the Company's independent registered public accounting firm.

Compensation Committee

            The Board does not currently have a standing Compensation Committee.  The full Board establishes overall compensation policies for the Company and reviews recommendations submitted by our management.

Nominating Committee

            Our Board of Directors currently consists of two members. Directors serve for a term of one year and stand for election at our Annual Meeting of Stockholders. Pursuant to our Bylaws, any vacancy occurring in the board of directors, including a vacancy created by an increase in the number of directors, may be filled by the stockholders or by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the stockholders. If there are no remaining directors, the vacancy shall be filled by the stockholders.

12

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

            The following table sets forth information with respect to the beneficial ownership of our common stock as of December 31, 2009 by each person (or group of affiliated persons) who is known by us to beneficially own 5% or more of our common stock; our directors; our named executive officers; and our directors and executive officers as a group.

            The percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person's address is c/o our principal office address (unless otherwise indicated) at 100 Overlook Drive, 2nd Floor, Princeton, NJ 08540.

.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

             The following table sets forth certain information with respect to the beneficial ownership of our common stock as of November 3, 2010 by (i) each person (or group of affiliated persons) who is known by us to beneficially own 5% or more of our common stock; (ii)  each of our directors; each of our named executive officers; and (iii) all of our directors and executive officers as a group.

            Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares.

Name and Address of Beneficial Owner	Positions and Offices Held	Number of Shares Beneficially Owned	Percent of Class (1) )
Amit S. Dang 100 Overlook Drive, 2nd Floor Princeton, NJ 08540	President, Chief Executive Officer, Chief Financial Officer, and Director	-0-	-0- %
Jeet Sidhu 100 Overlook Drive, 2nd Floor Princeton, NJ 08540	Director	164,800	-*- %
1420525 Alberta Ltd.(2) 1628 West 1st Avenue, Suite 216 Vancouver, British Columbia, V6J 1G1	Stockholder	85,730,171	35.5%
Jasvir Rayat(3) 3095 West 36th Avenue Vancouver, British Columbia V6N 2S7	Stockholder	12,142,857	5.0%
Kundan Rayat(4) 54-8533 Cumberland Pl Burnaby, British Columbia, V6B 6E4	Stockholder	11,285,714	4.7%
All Directors and Officers as a Group (2 persons)		164,800	-*-%

13

*Less than 1%.

 (1) Calculated pursuant to rule 13d-3(d) of the Exchange Act.  Beneficial ownership is calculated based on 241,487,995 shares of common stock issued and outstanding on a fully diluted basis as of September 30, 2010.  Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares.  Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2)   1420525 Alberta Ltd, is a private Alberta corporation wholly owned by Mr. Harmel Rayat, our former Chief Financial Officer, former Director, and former majority shareholder.  In such capacity, Mr. Rayat may be deemed to have beneficial ownership of these shares.

(3) Jasvir Rayat is the brother of Harmel S. Rayat, a former officer, former director, and former majority stockholder.  Mr. Harmel S. Rayat disclaims any beneficial ownership of the shares owned by Jasvir Rayat.

(4)   Kundan Rayat is the father of Harmel S. Rayat, a former officer, former director, and former majority stockholder.  Mr. Harmel S. Rayat disclaims any beneficial ownership of the shares owned by Kundan Rayat.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and any persons who beneficially own more than 10% of our common stock to file with the SEC (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such common stock.  Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based solely on our review of the copies of such reports and written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 2009, all filings required by our executive officers, directors and greater than 10% beneficial owners under Section 16(a) were timely made.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            We do not have a formal written policy for the review and approval of transactions with related parties. However, our employees are expected to disclose personal interests that may conflict with ours and they may not engage in personal activities that conflict with their responsibilities and obligations to

14

us. If any actual or potential conflict of interest is reported, our entire Board of Directors and outside legal counsel annually review all transactions and relationships disclosed and the board makes a formal determination regarding each director's independence. If the transaction is deemed to present a conflict of interest, the Board of Directors will determine the appropriate action to be taken.

Director and Management fees- related party

              On June 3, 2010, in order to fill vacancies created by the resignations of Mr. Lynch and Mr. Branning, the Board of Directors appointed Mr. Amit S. Dang and Mr. Jeet S. Sidhu to our Board of Directors.  The Board of Directors also approved the terms of an Interim Executive Services Agreement between us and Mr. Dang (the “Executive Services Agreement”) pursuant to which Mr. Dang was appointed our President and Chief Executive Officer.  On June 22, 2010, in order to fill the vacancy created by the resignation of Mr. Krauss, the Board of Directors also appointed Mr. Dang to serve as our Interim Chief Financial Officer, Treasurer, and Secretary.  Mr. Dang receives compensation of $5,000 per month during the term of the Executive Services Agreement.  We may terminate the Executive Services Agreement at any time with or without cause. During the three and nine months ended September 30, 2010, we incurred $15,000 and $20,000 pursuant to the Executive Services Agreement which is included in director and management fees – related party.

            Until May 31, 2010, non-employee Board members received $250 per month for services rendered in the capacity of a Board member plus $100 per Board meeting attended.  The Board approved an increase, effective June 1, 2010, in non-employee Board fees to $750 per month.

            During the three months ended September 30, 2010 and 2009, we incurred $3,000 and $1,900 in non-employee director fees.

            During the nine months ended September 30, 2010 and 2009, we incurred $6,950 and $5,100 in non-employee director fees.  Additionally, during the nine months ended September 30, 2010, we recorded stock compensation of $6,000 (net of the reversal of stock compensation discussed in “Note 14, Stock Options” in the notes to the unaudited consolidated financial statements contained in this Prospectus) for stock options previously granted to directors and vesting over time.

Notes payable and convertible note payable

            We had arranged with Mr. Harmel S. Rayat, former Chief Financial Officer, Director, and majority shareholder, a loan amount up to $2,500,000 that may be drawn down on an “as needed basis” at a rate of prime plus 3%.  Effective September 15, 2008, we terminated this loan agreement with Mr. Rayat. At December 31, 2009, we had an unsecured promissory note pursuant to this loan agreement in the amount of $750,000 payable to Mr. Rayat, which was due on March 8, 2006 and bore interest at an annual rate of 8.5%.

            On March 1, 2010, Mr. Rayat agreed to convert the then outstanding balance of the note payable ($750,000) and accrued and unpaid interest ($317,527) thereon to the Rayat Convertible Note.  The Rayat Convertible Note bears interest at the rate of 8.5% per annum, which interest is accrued and payable on the maturity date of the Rayat Convertible Note.  As long as the Rayat Convertible Note remains outstanding and not fully paid, Mr. Rayat has the right, but not the obligation, to convert all or any portion of the aggregate outstanding principal amount of the Rayat Convertible Note, together with all or any portion of the accrued and unpaid interest into that number of shares, subject to certain terms and conditions, of our common stock equal to the amount of the converted indebtedness divided by $0.01 per share. In the event of default, as defined in the Convertible Promissory Note agreement, the annual interest rate increases to 10% and is due on demand. We may, in our discretion, redeem the Rayat

15

Convertible Note at any time prior to the maturity date of the Rayat Convertible Note.  Certain events of default will result in all sums of principal and interest then remaining unpaid immediately due and payable, upon demand of Mr. Rayat.

            During the three and nine months ended September 30, 2010, we recorded interest expense of $22,871 and $63,257 payable to Mr. Rayat related to the original $750,000 note payable and the Rayat Convertible Note.  Please refer to “Note 12. Notes Payable and Convertible Notes Payable” in the unaudited consolidated notes to the financial statements contained in this Prospectus.

            All related party transactions are recorded at the exchange amount established and agreed to between related parties and are in the normal course of business.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                No executive officer of the Company served as a member of the Board of Directors or compensation or similar board committee of any entity that has one or more executive officers serving on the Company’s Board of Directors or Compensation Committee. During 2009 and the subsequent period to November 3, 2010, no executive officer or former executive officer of the Company voted on any decision relating to compensation matters of the Company.

Proposal No. 1

ELECTION OF DIRECTORS

Our Board of Directors consists of two members.  Each of the nominees to the Board of Directors listed above under “Directors and Executive Officers” currently serves as a Director and was appointed to fill a vacancy created by the resignation of our prior directors.  Each Director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected, or, if sooner, until the director’s death, resignation or removal.

Directors are elected by a majority of the votes the affirmative vote of a majority of the votes duly cast at the 2010 Annual Meeting.   Should any nominee be unwilling or unable to serve as a Director, which is not anticipated, it is intended that the persons acting under the proxy will vote for the election of another person designated by the Board of Directors, unless the Board of Directors chooses to reduce the number of Directors constituting the full Board.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE

Proposal No. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors has selected Peterson Sullivan LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010 and has further directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the annual meeting.  Peterson Sullivan LLP also audited the Company’s financial statements each of the fiscal years ending December 31, 2005 though 2009.  Representatives of Peterson Sullivan LLP are not expected to be present at the annual meeting by telephone.

16

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Peterson Sullivan LLP as the Company’s independent registered public accountants.  However, the Board of Directors is submitting the selection of Peterson Sullivan LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of different independent registered public accountants at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the votes cast by holders present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Peterson Sullivan LLP.

Principal Accountant Fees and Services

            The Board selected Peterson Sullivan, LLP (“Peterson Sullivan”) as the independent registered public accounting firm to audit the financial statements of the Company for its fiscal year ended December 31, 2009.  To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company or any connection with the Company in any capacity otherwise than as independent accountants.

The Company does not currently have an audit committee.

The following table presents aggregate fees for professional services rendered by Peterson Sullivan for the years ended December 31, 2009 and 2008.

	Year Ended
	December 31,
	2009	2008
Audit fees	$27,858	$23,126
Tax fees	4,840	11,096
Total fees	$32,698	$34,222

 Audit Fees

Audit Fees for the years ended December 31, 2009 and 2008 consist of the aggregate fees billed by Peterson Sullivan for the audit of the consolidated financial statements included in the Company’s Annual Report on Form 10-K and review of interim consolidated financial statements included in the quarterly reports on Form 10-Q for the years ended December 31, 2009 and 2008.

Tax Fees

Tax Fees for the years ended December 31, 2009 and 2008 consist of the aggregate fees billed by Peterson Sullivan for professional services rendered for tax compliance, tax advice and tax planning.

17

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF RATIFYING THE SELECTION OF PETERSON SULLIVAN, LLP

EXECUTIVE COMPENSATION

            The following table and descriptive materials set forth information concerning compensation earned for services rendered to us by: the Chief Executive Officer (the “CEO”); the Chief Financial Officer (the “ CFO ”); and the three other most highly-compensated executive officers other than the CEO and CFO who were serving as our executive officers at the end of the 2009 fiscal year (the “ Named Executive Officers ”).

            The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers lies with our Board of Directors. In this connection the Board has not retained the services of any compensation consultants.

            The goals of our executive compensation program are to attract, motivate and retain individuals with the skills and qualities necessary to support and develop our business within the framework of our small size and available resources. In 2009, we designed our executive compensation program to achieve the following objectives:

•    attract and retain executives experienced in developing and delivering products such as our own;

•    motivate and reward executives whose experience and skills are critical to our success;

•    reward performance; and

•    align the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value.

            The following table summarizes the compensation earned by the Named Executive Officers during the fiscal years ended December 31, 2009, 2008 and 2007.

Summary Compensation Table

Name and Principal Position	Year Ended December 31,	Salary ($)	Option Awards ($) (4)	All Other Compensation ($)	Total ($)
Greg Wujek(1) Director, Former President and CEO,	2009 2008 2007	225,000 225,000 225,000	- 13,624 1,210,568	- - -	225,000 238,624 1,435,568
Gary Branning(2) Director, Former CFO	2009 2008 2007	- - -	- - -	3,400 5,000 1,700	3,400 5,000 1,700
Raymond Krauss(3) CFO, Secretary, Treasurer, Director	2009 2008 2007	- - -	- - -	3,400 3,900 -	3,400 3,900 -

18

(1) On April 6, 2006, we appointed Mr. Greg Wujek to the positions of President and Chief Executive Officer.  Pursuant to an Employment Agreement with Mr. Greg Wujek, the Board approved an annual salary of $225,000, a one-time payment of $16,437 for reimbursement of certain expenses incurred in connection with the acceptance of employment, and a stock option to purchase up to 2,250,000 shares of our common stock, subject to certain vesting requirements, at an exercise price of $1.22.

On August 1, 2006, we cancelled the stock option granted to Mr. Wujek in April 2006 for 2,250,000 stock options and simultaneously entered into a stock option agreement with Mr. Wujek for the purchase of up to 2,000,000 shares of common stock, subject to certain vesting requirements, at an exercise price of $0.52 per share, expiring July 31, 2016.

The stock option to purchase up to 2,000,000 shares of common stock vests as follows: (a) 250,000 options shall vest if and when an Investigational New Drug (IND) application is filed for any current or future compounds;  (b) 250,000 options shall vest if and when a phase I clinical trial is commenced for any current or future compounds; and  (c) 1,500,000 options shall vest if and when we or a wholly owned subsidiary or any one current or future compound is acquired, in whole or in part, or when either through us or a subsidiary, enters into a strategic collaborative agreement for any one current or future compound, provided that the our Board of Directors has approved, by written resolution, any such acquisition, sale or agreement.  We expected that the first 250,000 stock options would vest at around 12 months from the date of grant, the second 250,000 stock options would vest at around 18 months from the date of grant and the remaining 1,500,000 stock options would vest at around 12 months from the date of grant.

We accounted for the cancellation and re-issuance of the stock option as a modification of terms, resulting in additional stock-based compensation expense for the excess of the fair value of the replacement award over the fair value of the cancelled award at the cancellation date.  The fair value of the stock option as a result of the cancellation and re-issuance was $2,667,500.  The fair value of each batch of stock options was amortized over their expected service periods, which we reassessed on a periodic basis.  During the years ended December 31, 2009, 2008, and 2007, we recognized $0, $13,624, and $1,210,568, respectively, of stock-based compensation expense related to the 2,000,000 stock options granted to Mr. Wujek.

At December 31, 2009, there was no unrecognized stock-compensation expense related to the 2,000,000 stock option grant.

At December 31, 2009, none of the vesting requirements of the 2,000,000 stock options had been met and thus none of the 2,000,000 stock options were exercisable.  Mr. Wujek resigned his position as President and Chief Executive Officer effective as of March 15, 2010 and as one of our directors effective June 17, 2010. All of the 2,000,000 stock options were forfeited upon his resignation and termination of employment..

(2)  Mr. Branning was appointed to the position of CFO on September 5, 2008 and resigned on December 11, 2008.  The amount included in the “All Other Compensation” column represents non-employee director fees.  Non-employee directors receive monthly cash compensation of $250 plus $100 for each board meeting attended.  Mr. Branning was not our employee and did not receive additional compensation for the period of time when he served as our CFO. . Mr. Branning resigned as one of our directors on June 1, 2010.

(3)  Mr. Krauss was appointed to the positions of CFO, Secretary and Treasurer on December 11, 2008 to fill the vacancy created by the resignation of Mr. Branning.  The amount included in the “All Other Compensation” column represents non-employee director fees.  Non-employee directors receive monthly cash compensation of $250 plus $100 for each board meeting attended.  Mr. Krauss did not receive additional compensation for the period of time when he served as our CFO. Mr. Krauss resigned as one of our directors on June 17, 2010.

(4)   This column reflects the dollar amount recognized for financial statement reporting purposes for stock options and warrants, which may include amounts from awards made in and prior to the years shown.  For information regarding significant factors, assumptions and methodologies used in determining the fair value of our stock options and warrants, see “Note 11. Stock Options” and “Note 12. Warrants” to the Consolidated Financial Statements included elsewhere in this Prospectus.

19

Grants of Plan-Based Awards

We did not grant any stock options to our Named Executive Officers during the fiscal year ended December 31, 2009.

Outstanding Equity Awards at Fiscal-Year End

The following table sets forth information regarding equity awards that have been previously awarded to each of the Named Executive Officers and which remained outstanding as of December 31, 2009.

	Option Awards	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Greg Wujek(1)	-	2,000,000	0.52	7/31/2016

(1)    On April 6, 2006, we appointed Mr. Greg Wujek to the positions of President and Chief Executive Officer.  Pursuant to an Employment Agreement with Mr. Greg Wujek, the Board approved an annual salary of $225,000, a one-time payment of $16,437 for reimbursement of certain expenses incurred in connection with the acceptance of employment, and a stock option to purchase up to 2,250,000 shares of our common stock, subject to certain vesting requirements, at an exercise price of $1.22.

On August 1, 2006, we cancelled the stock option granted to Mr. Wujek in April 2006 for 2,250,000 stock options and simultaneously entered into a stock option agreement with Mr. Wujek for the purchase of up to 2,000,000 shares of common stock, subject to certain vesting requirements, at an exercise price of $0.52 per share, expiring July 31, 2016. For the terms of the stock option, please refer to footnote (1) to the Summary Compensation Table above. Mr. Wujek resigned his position as President and Chief Executive Officer effective as of March 15, 2010 and as one of our directors effective June 17, 2010. All of the 2,000,000 stock options were forfeited upon his resignation and termination of employment.

 Option Exercises and Stock Vested

            During the six months ended September 30, 2010 and the fiscal year ended December 31, 2009 none of the Named Executive Officers exercised any stock options.  During the nine months ended September 30, 2010, 200,000 of the 400,000 stock options granted to Mr. Wujek on March 15, 2010 vested and terminated on September 15, 2010, pursuant to the termination provisions of the stock option agreement between us and Mr. Wujek.

20

Options Granted in 2010

            On March 15, 2010 our Board of Directors granted the following options, subject to termination and other conditions set forth in the stock option agreement between us and each of the below named individuals:

Name	Number of Shares Subject to the Option	Exercise Price	Term(1) (Number of Years)
Dr. James Lynch(2)	4,000,000	$0.04	10
Greg Wujek(3)	400,000	0.04	10
Raymond Krauss(4)	200,000	0.04	10
Gary Branning(5)	200,000	0.04	10

(1)             Subject to earlier termination in the event the option holder ceases to be one of our director, officer or consultant, as the case may be.

(2)             The stock option granted to was granted in accordance with the terms of the employment agreement between us and Dr. Lynch. Dr. Lynch’s options vest as follows:

(a)           as to 600,000 shares when, to the Board’s sole determination and satisfaction, as a result of Dr. Lynch’s efforts, our proprietary pharmacological compound, ‘D11B’, achieves IV formulation and stability milestones, enabling further development;

(b)           as to 600,000 when, to the Board’s sole determination and satisfaction, as a result of Dr. Lynch’s efforts, our proprietary pharmacological compound, ‘D11B’, achieves toxicity and pharmacokinetic milestones, enabling further development;

(c)           as to 300,000 shares when, to the Board’s sole determination and satisfaction, as a result of Dr. Lynch’s efforts, we successfully prepares an Investigator’s Brochure (IB) in accordance with ICH guidelines, for a product or products related to our proprietary pharmacological compound, ‘D11B’;

(d)           as to 450,000 shares when, to the Board’s sole determination and satisfaction, as a result of Dr. Lynch’s efforts, we successfully files an Investigational New Drug Application (IND) with the US Food & Drug Administration for a product or products related to our proprietary pharmacological compound, ‘D11B’;

(e)           as to 300,000 shares when, to the Board’s sole determination and satisfaction, as a result of Dr. Lynch’s efforts, we successfully administers ‘first patient-first dose’ for a product or products related to our proprietary pharmacological compound, ‘D11B’;

(f)            as to 1,000,000 shares when, in the Board’s sole determination and satisfaction, as a result of Dr. Lynch’s  efforts, we successfully adds a new compound (or product(s) derived therefrom) to our pipeline other than compounds (or products derived from any compounds contemplated) by the Company’s license agreement with the Trustees of Dartmouth College;

 (g)           as to 250,000 shares (500,000 shares in the aggregate), on each of, March  15, 2012  and March  15, 2013;

21

(h)           as to 62,500 (250,000 shares in aggregate) on each of June 15, 2010, September 15, 2010, December 15, 2010 and March 15, 2011.

The Stock Option Agreement between us and Dr. Lynch terminated upon his resignation on May 31, 2010. At that time none of the options granted had vested and Dr. Lynch forfeited all 4,000,000 stock options.

(3)                   Mr. Wujeks’s options vest as follows: 200,000 on the date of grant; 66,667 on March 15, 2011; 66,667 on March 15, 2012 and 66,666 on March 15, 2013.

                The option terminated upon Mr. Wujek’s resignation as one of our directors on June 17, 2010; at that time the option had vested as to 200,000 shares. Pursuant to the terms of the Option Agreement these Options have expired unexercised.

(4)                   Mr. Krauss’ options vest as follows: 66,667 on March 15, 2011; 66,667 on March 15, 2012 and 66,666 on March 15, 2013. The option terminated upon Mr. Krauss’s resignation as one of our directors on June 17, 2010; at that time, none of the options had vested and Mr. Krauss forfeited all 200,000 stock options.

 (5)             Mr. Branning’s options vest as follows: 66,667 on March 15, 2011; 66,667 on March 15, 2012 and 66,666 on March 15, 2013. The option terminated upon Mr. Branning’s resignation as one of our director on June 17, 2010; at that time, none of the options had vested and Mr. Branning forfeited all 200,000 options.

Changes in Control

            There are no understandings or agreements known by management at this time which would result in a change in control.

            Except with respect to our Stock Option Agreement with Dr. Lynch, we do not have any change-of-control or severance agreements with any of our executive officers or directors. Please refer to footnote No. 1 to the table in “Options Granted in 2010” above.  Otherwise, in the event of the termination of employment of the Named Executive Officers any and all unexercised stock options shall expire and no longer be exercisable as of the date of the termination.

Employment Agreements

            We have entered into an Executive Services Agreement with Mr. Amit S. Dang which can be terminated by either party with or without cause at any time upon written notice.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If you are a beneficial owner, but not the record holder, of Company shares, your broker, bank or other nominee may deliver only one copy of this proxy statement and the annual report to multiple stockholders who share an address unless that nominee or the Company has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and the annual report to a stockholder at a shared address to which a single copy of the document was delivered. A stockholder who wishes to receive a separate copy of our proxy statements and annual reports, now or in the future, should submit a written request to the Company at 100 Overlook Drive, 2nd Floor, Princeton, NJ 08540.. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

22

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
FOR THE NEXT ANNUAL MEETING

            Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2011 Annual Meeting of Stockholders, they must deliver a written copy of their proposal no later than July 1, 2010.  If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials.  Proposals must be timely received and comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

            The Company will provide to each person to whom a proxy statement is delivered:

      (i)   a copy of any or all of the information that has been incorporated by reference in the proxy statement, but not delivered with the proxy statement;

      (ii)  we will provide this information upon written or oral request;

      (iii) we will provide this information at no cost to the requester.

            Contact us at:

PHYTOMEDICAL TECHNOLOGIES, INC.

100 Overlook Drive, 2nd Floor

Princeton, New Jersey, 08540

Telephone: 800-611-3388

            You may read and copy all or any portion of the proxy statement or any other information, which we filed at the SEC's public reference rooms in Washington, D.C., New York City and Chicago, Illinois.  The address for the SEC's public reference room in Washington, D.C. is U.S. Securities and Exchange Commission, 100 "F" Street, N.E., Washington, DC 20549.  You may request copies of these documents, upon payment of a duplicating filing fee, by writing to the SEC.  Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms.  Our SEC filings are also available to you free of charge at the SEC's web site at http://www.sec.gov.

Date: November 15, 2010

23

PHYTOMEDICAL TECHNOLOGIES, INC.

 100 Overlook Drive, 2nd Floor

 Princeton, New Jersey, 08540

PROXY FOR

THE 2010 ANNUAL MEETING OF STOCKHOLDERS

This proxy is solicited on behalf of the Board of Directors of PhytoMedical Technologies, Inc.

     The undersigned, a stockholder of PhytoMedical Technologies, Inc. (the “Company”) hereby constitutes and appoints each of Mr. Amit S. Dang the attorney, agent and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of shares of the Common Stock of the Company standing in name of the undersigned or in respect of which the undersigned is entitled to vote, with all powers of the undersigned would process if personally present at such meeting upon the following matters, and otherwise in his discretion:

		FOR	AGAINST	ABSTENTION
ITEM 1.	To elect directors to serve until the next annual meeting of stockholders or until their successors are elected and have qualified.

	Mr. Amit S.Dang	[ ]	[ ]	[ ]
	Mr. Jeet S. Sidhu	[ ]	[ ]	[ ]

ITEM 2.	To ratify the appointment of Peterson Sullivan, LLP for the fiscal year ending December 31, 2010	[ ]	[ ]	[ ]

ITEM 3.	To transact any such other business as may properly come before the meeting or an adjournment (s) therefore.	[ ]	[ ]	[ ]

If no direction is indicated, this proxy will be voted in the discretion of the proxy holder. Please date, sign and print your name on this proxy exactly as your name appears on your stock certificate and return immediately to the address printed above.

DATED:_______________________________ NO. OF SHARES:_______________________	SIGNATURE:_____________________________ PRINT NAME:____________________________

1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-K

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2009

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ___________ to ___________

            Commission file number 000-28790

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	87-0429962
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

100 Overlook Drive, 2nd Floor
Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

(800) 611-3388

 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class________ __ Common Stock, $0.00001 par value per share	Name of each exchange on which registered OTC Bulletin Board

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act.  Yes ☐ No  ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☒ No  ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S‑K is not contained herein, and will not be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer		Accelerated filer	

Non-accelerated filer (Do not check if a smaller reporting company)		Smaller reporting company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.).  Yes ☐   No ☒

The aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrant as of the last business day of the registrant’s most recently completed second fiscal quarter, based upon the closing sale price of the registrant’s common stock on June 30, 2009 as reported on the OTC Bulletin Board was $5,733,231.

As of January 15, 2010, there were 201,487,995 shares of the registrant’s Common Stock outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

None.

PART I

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 10-K for the fiscal year ended December 31, 2009, and specifically in the item entitled "Management’s Discussion and Analysis of Financial Condition and Results of Operations," or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes," "plans," "intend," "scheduled," "potential," "continue," "estimates," "hopes," "goal," "objective," expects," "may," "will," "should," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties.

The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Company. The reader is cautioned that no statements contained in this Form 10-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 10-K. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Company in this Form 10-K and in the Company's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Company's business.

Item 1.  Business

Description of Business

PhytoMedical Technologies, Inc. (the “Company”) was incorporated in the State of Nevada on July 25, 2001. The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries PhytoMedical Technologies Corporation (“PhytoMedical Corp.”), PolyPhenol Technologies Corporation (“PolyPhenol”) and PhytoMedical Technologies Ltd. (“PhytoMedical Ltd.”).

PhytoMedical Corp. was incorporated on March 10, 2004 in the State of Nevada and has no assets and liabilities.

PolyPhenol was incorporated on August 24, 2004 in the State of Nevada and has no assets and liabilities.

PhytoMedical Ltd. was incorporated on April 11, 2007 in the Province of British Columbia, Canada for providing administrative services to the Company.  The Company ceased to conduct business in Canada on August 31, 2008 and closed its Canadian office. As a result, the Company dissolved PhytoMedical Ltd. and eliminated all intercompany balances, effective January 1, 2009.

The Company is a pharmaceutical company focused on research, development and commercialization of pharmaceutical products.  The Company’s strategy is to develop new technologies and, where warranted, acquire rights to obtain licenses to technologies and products that are being developed by third parties, primarily universities and government agencies, through sponsored research and development agreements.

The Company is currently focusing its research and development efforts on an anti-cancer compound, D11B, for the treatment of glioblastoma.  The Company has an exclusive license, granted pursuant to a license agreement dated September 1, 2008 (the “Dartmouth License Agreement”), between the Company and the Trustees of Dartmouth College (the “Dartmouth Trustees”), to develop, market and distribute a novel class of synthesized compounds known as bis-intercalators. The Company commenced its research and development activities relating to D11B through a Sponsored Research Agreement (the “Sponsored Research Agreement”) with Dartmouth College

(“Dartmouth”).  The Company is continuing to independently research and develop the anti-cancer compound, D11B, for the treatment of glioblastoma, pursuant to the Dartmouth License Agreement.

The Company does not expect to generate any revenues for the foreseeable future and expects to continue to incur losses. The Company’s independent registered public accountant has issued an audit opinion which includes a statement expressing substantial doubt as to the Company’s ability to continue as a going concern.

Cancer Research

Dartmouth Sponsored Research Agreement

Since the expiration of the Company’s Sponsored Research Agreement with Dartmouth on September 30, 2009, the Company is continuing its independent research and development of a novel class of anti-cancer agents which have a ‘cytotoxic’ or poisonous affinity for cancer cells, and are designed to bind tightly to cancer cell DNA (deoxyribonucleic acid), which is the blueprint of life for the cancer cell. Previous studies conducted by Dartmouth using a leukemia mouse cell line, have demonstrated that such binding (or intercalation) should stop the replication of the DNA, and, ultimately, lead to the death of the cancer cell.

The Company has developed and tested new examples of such compounds known to bind to DNA, called bis-acridines.  These compounds are related to D11B, the anti-cancer compound licensed by the Company from the Dartmouth Trustees.  Throughout 2009, the Company prepared starting materials and designed, tested, and synthesized bis-acridines which were then evaluated in human cancer cells.  These tests were undertaken in order to identify new compounds for potential medicinal formulation, further testing and, if warranted, the eventual preparation and filing of an Investigational New Drug (“IND”) Application with the U.S. Food & Drug Administration (“FDA”).

Following research outcomes from early lab tests, scientists conducted in vivo (animal) tests to determine the effectiveness (efficacy) and toxic side-effects (toxicity) of D11B and other such compounds.  These compounds were administered to specimens with difficult-to-treat human brain cancer (“SF295 glioblastoma xenografts”) and, according to researchers, D11B proved to be least toxic and extremely effective in controlling the growth of SF295 human glioblastoma xenografts.

In all cases where specimens were treated for human glioblastoma brain cancer using the Company’s D11B compound, researchers:

  reported a significant reduction in tumor size; prolonged lifespan of 46%-plus for the treated group versus the control group;
  reported notably enhanced chemotherapeutic effect of the compound;  and observed “tumor cured” in one of the specimens with the deadly glioblastoma cancer.

Interpreting the data collected from these important efficacy and toxicity tests, researchers concluded that the Company’s anti-cancer compound, D11B, may “…have its selectivity in killing SF295 human glioblastoma cells.”  The ability to selectively target and kill specific cancer cells is an important consideration for the treatment of cancers in vital organs such as the brain, where glioblastoma is exhibited.

Based upon the results of in vivo efficacy and toxicity tests, the Company has initiated efforts to develop an intravenous (“IV”) formulation of D11B.  Accordingly, the Company has contracted a drug formulation company, Latitude Pharmaceuticals, Inc., (“Latitude”) to assist the Company in the development of such an IV formulation of D11B. See “Latitude Agreement” below.

Glioblastoma is the most common and aggressive form of brain cancer, and is often highly-resistant to chemotherapy and other conventional treatments.  Currently, there is no effective treatment or cure of glioblastoma.  Additionally, surgical removal, such as complete resection of the tumor, in combination with the most current and aggressive treatments continues to result in low survival rates.

As of September 30, 2009, the termination date of the Sponsored Research Agreement with Dartmouth, Dartmouth has concluded its research and development, and provided the Company with, it believes, a key anti-cancer compound for glioblastoma, D11B. The Company is now independently continuing to research and develop the D11B compound.

Dartmouth License Agreement

On September 1, 2008, the Company entered into Dartmouth License Agreement with the Dartmouth Trustees, pursuant to which the Company has exclusive rights to develop, market and distribute a novel class of synthesized compounds known as bis-intercalators.  These anti-cancer agents have a ‘cytotoxic’ or poisonous affinity for cancer cells.

Under the terms of the Dartmouth License Agreement, the Company is obligated to pay annual license maintenance fees to the Dartmouth Trustees, in addition to an upfront payment of $15,000 within 30 days of execution of the agreement, with such payment already having been made.  Additionally, the Company is required to make milestone payments to the Dartmouth Trustees if, and only when, specific clinical and regulatory approval milestones are achieved.

Throughout the duration of the Dartmouth License Agreement, the Company is obligated to make royalty payments to the Dartmouth Trustees based on the net sales of products derived from the Dartmouth License Agreement, if any.  The Company is also obligated to reimburse the Dartmouth Trustees all costs incurred for filing, prosecuting and maintaining any licensed patents related to the Dartmouth License Agreement, throughout the duration of the agreement. The Company is required to undertake the development, regulatory approval, and commercialization, of products derived from the Dartmouth License Agreement, if any, and pursue collaborative commercial partnerships, if viable.

Pursuant to Rule 24b-2, the Company submitted a request to the SEC for confidential treatment of certain portions of the Dartmouth License Agreement, relating to the payment terms and certain provisions under the Dartmouth License Agreement.  The Company’s request was granted by the SEC on March 9, 2009.  Accordingly, certain terms of the Dartmouth License Agreement do not need to be released to the public until August 5, 2013.

Latitude Agreement

On July 6, 2009, the Company entered into a fee-for-services agreement with Latitude, which was amended on October 23, 2009 (the “Latitude Agreement”), to assist the Company in the development of an IV formulation of the Company’s anti-cancer compound for glioblastoma, D11B, for use in ongoing and future testing to determine the compound’s efficacy and toxicology evaluation and, if warranted future early stage human clinical trials.  Under the terms of the Latitude Agreement, the Company retains all rights, including but not limited to intellectual property rights, to formulations and products developed, if any.

Competition

The Company’s commercial success will depend on its ability and the ability of its sub-licensees, if any, to compete effectively in product development areas such as, but not limited to, safety, efficacy, ease of use, patient or customer compliance, price, marketing and distribution. There can be no assurance that competitors will not succeed in developing products that are more effective than any products derived from the Company’s research and development efforts or that would render such products obsolete and non-competitive.

The pharmaceutical and biotechnology industries are characterized by intense competition, rapid product development and technological change. Most of the competition that the Company encounters will come from companies, research institutions and universities who are researching and developing technologies and products similar to or competitive with any the Company may develop.

These companies may enjoy numerous competitive advantages, including:

•         significantly greater name recognition;

•         established relations with healthcare professionals, customers and third-party payers;

•         established distribution networks;

•         additional lines of products, and the ability to offer rebates, higher discounts or incentives to gain a competitive advantage;

•         greater experience in conducting research and development, manufacturing, clinical trials, obtaining regulatory approval for products, and marketing approved products; and

•         greater financial and human resources for product development, sales and marketing, and patent litigation.

As a result, the Company may not be able to compete effectively against these companies or their products.

Given the early stage of the Company’s research and development efforts, it has not yet formulated a specific marketing strategy. Ultimately, the Company plans to market products, if any, developed through its current research and development efforts, subject to obtaining regulatory approvals, through co-marketing, co-promotion, licensing and distribution arrangements with third party collaborators. No such arrangements presently exist. The Company believes that this approach will both increase market penetration and commercial acceptance of its products and avoid expending significant funds to develop a large sales and marketing organization.

Reliance on Limited Resources

The Company relies primarily on Dartmouth and third party contract research organizations, to conduct, monitor and assess its research.  The Company may have no control over the specifics of, and possible direction that the research may take.  Accordingly, there can be no assurance that such organizations will conduct the Company’s research in a manner that will lead to the commercialization of any products.

The Company is also dependent upon the services of certain key collaborating scientific personnel who are not employed by the Company, including the principal investigator with respect to the Company’s ongoing research related to cancer. The loss of this investigator’s services could have a materially adverse effect on the Company, unless a qualified replacement could be found. The Company has no control over whether its principal investigators or other scientific personnel will choose to remain involved with the Company’s projects. Since these individuals are not bound by contract to the Company nor employed by the Company directly, they might move on to other research.

Government and Safety Regulations

FDA Regulations

The Company has yet to develop any products for submission for regulatory approval. Any such products submitted for approval must undergo rigorous preclinical and clinical testing and an extensive regulatory approval process before they can be marketed. This process makes it longer, harder and more costly to bring any products to market; and, the Company cannot guarantee that approval will be granted. The pre-marketing approval process can be particularly expensive, uncertain and lengthy. A number of products for which FDA approval has been sought by other companies have never been approved for marketing. In addition to testing and approval procedures, extensive regulations also govern marketing, manufacturing, distribution, labeling and record-keeping procedures. If the Company does not comply with applicable regulatory requirements, such violations could result in warning letters, non-approval, suspensions of regulatory approvals, civil penalties and criminal fines, product seizures and recalls, operating restrictions, injunctions and criminal prosecution.

Delays in obtaining, or the rejection of necessary approvals by the FDA or other government entity may also adversely affect the Company’s business. Such delays or rejection may be encountered due to, among other reasons, government or regulatory delays, lack of efficacy during clinical trials, unforeseen safety issues, slower than expected rate of patient recruitment for clinical trials, inability to follow patients after treatment in clinical trials, inconsistencies between early clinical trial results and results obtained in later clinical trials, varying interpretations of data generated by clinical trials, or changes in regulatory policy during the period of product development in the United States. In the United States more stringent FDA oversight in product clearance and enforcement activities could result in the Company experiencing longer approval cycles, more uncertainty, greater risk and significantly higher expenses. Even if regulatory approval is granted, this approval may entail limitations on uses for which any such product may be labeled and promoted. It is possible, for example, that the Company may not receive FDA approval to market any products, based on the Company’s research and development program for broader or different applications or to market updated products that represent extensions of any such products.  In addition, the Company may not receive FDA approval to export products in the future, and countries to which products are to be exported may not approve them for import.

Any manufacturing facilities would also be subject to continual review and inspection. The FDA has stated publicly that compliance with manufacturing regulations will be scrutinized more strictly. A governmental authority may challenge the Company’s compliance with applicable federal, state and foreign regulations. In addition, any discovery of previously unknown problems with any of the Company’s research and development efforts or products, if any, derived from such research and development, or facilities may result in marketing, sales and manufacturing restrictions, being imposed, as well as possible enforcement actions.

From time to time, legislative or regulatory proposals are introduced that could alter the review and approval process relating to the Company’s research and development programs and products, if any, derived from such research.  It is possible that the FDA will issue additional regulations further restricting the sale of products based on the Company’s underlying research and development activities. Any change in legislation or regulations that govern the review and approval process relating to the Company’s future products, if any, could make it more difficult and costly to obtain approval, or to produce, market, and distribute such products even if approved.

Animal Testing

The Company’s research and development efforts involve laboratory animals. The Company may be adversely affected by changes in laws, regulations or accepted procedures applicable to animal testing or by social pressures that would restrict the use of animals in testing or by actions against the Company’s collaborators or the Company by groups or individuals opposed to such testing.

Environmental Regulations

The Company’s research and development programs do not generally involve the handling of potentially harmful biological materials or hazardous materials, but they may occasionally do so. The Company, Dartmouth and the Company’s contract research organizations are subject to federal, state and local laws and regulations governing the use, handling, storage and disposal of hazardous and biological materials. If violations of environmental, health and safety laws occur, the Company could be held liable for damages, penalties and costs of remedial actions. These expenses or this liability could have a significant negative impact on the Company’s business, financial condition and results of operations. The Company may violate environmental, health and safety laws in the future as a result of human error, equipment failure or other causes. Environmental laws could become more stringent over time, imposing greater compliance costs and increasing risks and penalties associated with violations. The Company may be subject to potentially conflicting and changing regulatory agendas of political, business and environmental groups. Changes to or restrictions on permitting requirements or processes, hazardous or biological material storage or handling might require an unplanned capital investment or relocation. Failure to comply with new or existing laws or regulations could harm the Company’s business, financial condition and results of operations.

Intellectual Property

The Company does not own any patents regarding any of its research and development activities.  The Company acquired the world wide licensing rights for anti-cancer compounds from Dartmouth, effective September 1, 2008.  These compounds are derived from anti-cancer agents, claimed in Dartmouth United States Patent No.: 6,187,787, for which the Company holds an exclusive license pursuant to the Dartmouth License Agreement.  The company can assert rights to addendums and future patents specific to the term of their licensing agreement with Dartmouth.   Third parties could, in the future, assert infringement or misappropriation claims against the Company with respect to its current research and development program or future products, if any, derived from the Company’s research and development program. Whether a product infringes a patent involves complex legal and factual issues, the determination of which is often uncertain. Therefore, the Company cannot be certain that it has not infringed the intellectual property rights of such third parties.

Any infringement or misappropriation claim could cause the Company to incur significant costs, could place significant strain on the Company’s financial resources, divert management’s attention from its business and harm its reputation. If the relevant patents were upheld as valid and enforceable and the Company were found to infringe, it could be prohibited from continuing its research and development activities and from marketing or selling products, if any, derived from the Company’s research efforts unless it could obtain licenses to use the technology covered by the patent or are able to design around the patent. The Company may be unable to obtain a license on terms acceptable to it, if at all, and it may not be able to commercialize any products. A court could also order the Company to pay compensatory damages for such infringement, plus prejudgment interest and could, in addition, treble the compensatory damages and award attorney fees. These damages could be substantial and could harm the Company’s reputation, business, financial condition and operating results. Depending on the nature of the relief ordered by the court, the Company could become liable for additional damages to third parties.

Diabetes Research

Terminated Agreements

Iowa State University Sponsored Research Agreement

On February 1, 2007, the Company, through its wholly owned subsidiary, PolyPhenol, entered into a Sponsored Research Agreement with Iowa State University (“ISU”). Under terms of the agreement, the Company continued to undertake its research at ISU for development of the Company’s novel, synthesized type A-1 ‘polyphenolic’ compounds.  On January 6, 2009, the Company provided written notice to ISU terminating the Sponsored Research Agreement between the Company and ISU. The termination was effective March 6, 2009.

Iowa State University Research Foundation License Agreement

On June 12, 2006, the Company, through its wholly owned subsidiary, PolyPhenol, entered into an exclusive license agreement with Iowa State University Research Foundation Inc. (“ISURF”) to develop, market and distribute novel synthesized compounds derived from type A-1 polyphenols, which have been linked to insulin sensitivity by the USDA's Agricultural Research Service.  On January 6, 2009, the Company gave written notice to ISURF, terminating the License Agreement between the Company and ISURF, effective April 6, 2009.

Research and Development

Research and development costs represent costs incurred to develop the Company’s technologies and are incurred pursuant to the Company’s sponsored research agreements with Dartmouth and ISU and third party contract research organizations. These agreements include salaries and benefits for research and development personnel, allocated overhead and facility occupancy costs, contract services and other costs.

The Company charges all research and development expenses to operations as they are incurred except for prepayments which are capitalized and amortized over the applicable period. Research and development expense for the years ended December 31, 2009 and 2008 were $113,826 and $379,716.

Employees

As of December 31, 2009, the Company had one full time employee, Mr. Greg Wujek, the Company’s President and Chief Executive Officer.

Item 2.  Properties

The Company's corporate office is located at 100 Overlook Drive, 2nd Floor, Princeton, New Jersey, 08540.  Rent for this month-to-month operating lease is $250 per month plus tax and variable charges. Pursuant to the lease terms, the Company is provided with a bundle of services, including, but not limited to, reception, phone and mail service.

Item 3.  LEGAL PROCEEDINGS

As of the date of this report, the Company is not a party to any material pending legal proceedings or government actions, including any bankruptcy, receivership, or similar proceedings. In addition, management is not aware of any known litigation or liabilities involving the operators of the Company’s properties that could affect its operations. Should any liabilities incur in the future, they will be accrued based on management’s best estimate of the potential loss. As such, there is no adverse effect on the Company’s financial position, results of operations or cash flow at this time. Furthermore, the Company does not believe that there are any proceedings to which any of the Company’s directors, officers, or affiliates, any owner of record of the beneficially or more than five percent of the Company’s common stock, or any associate of any such director, officer, affiliate, or security holder is a party adverse or has a material interest adverse to the Company.

Item 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on November 23, 2009, at which time the stockholders voted on the following proposals:

ITEM 1.

The election of a board of directors to serve until the next Annual Meeting or until their respective successors are duly elected and have qualified.

	Votes For	Votes Against	Votes Abstained

Mr. Greg Wujek	103,974,293	644,692	338,602
Mr. Gary Branning	104,001,677	678,860	277,050
Mr. Raymond Krauss	104,020,124	660,108	277,355

ITEM 2.

To ratify the appointment of Peterson Sullivan, LLP for the fiscal year ending December 31, 2009.

Votes For	Votes Against	Votes Abstained
104,261,526	387,145	308,916

PART II

ITEM 5.  MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information

The Company's Common Stock is traded on the Over the Counter Bulletin Board (the “OTCBB”) under the symbol “PYTO”.

The following table sets forth the high and low closing sale prices for the Company's Common Stock for each quarter during the past two fiscal years as reported by the OTCBB:

	High	Low
Fiscal Year Ended December 31, 2009
First Quarter 2009 (January 1 – March 31, 2009)	$0.14	$0.03
Second Quarter 2009 (April 1 – June 30, 2009)	$0.09	$0.04
Third Quarter 2009 (July 1 – September 30, 2009)	$0.08	$0.05
Fourth Quarter 2009 (October 1 – December 31, 2009)	$0.08	$0.02

Fiscal Year Ended December 31, 2008
First Quarter 2008 (January 1 – March 31, 2008)	$0.40	$0.22
Second Quarter 2008 (April 1 – June 30, 2008)	$0.32	$0.12
Third Quarter 2008 (July 1 – September 30, 2008)	$0.14	$0.05
Fourth Quarter 2008 (October 1 – December 31, 2008)	$0.10	$0.03

As of January 4, 2010, there were approximately 301 stockholders of record of the Company's Common Stock.

Dividend Policy

The Company does not have a history of paying dividends on its Common Stock, and there can be no assurance that it will pay any dividends in the foreseeable future. The Company intends to use any earnings, which may be generated, to finance the growth of its businesses. The Company’s Board of Directors has the right to authorize the issuance of preferred stock, without further stockholder approval, the holders of which may have preferences over the holders of the Common Stock as to payment of dividends.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information regarding the common stock that may be issued upon the exercise of options, warrants and other rights that have been or may be granted to employees, directors or consultants under all of the Company’s existing equity compensation plans, as of December 31, 2009.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	2,000,000	$0.52	20,250,000
Equity compensation plans not approved by security holders	-	-	-
Total	2,000,000	$ 0.52	20,250,000

(1)             Consists of grants under the Company’s 2005 Stock Plan.

Item 7.   Management's Discussion and Analysis of Financial condition and results of operations

The following Management’s Discussion and Analysis (“MD&A”) is intended to help the reader understand the results of operations and financial condition of PhytoMedical Technologies, Inc. The MD&A is provided as a supplement to, and should be read in conjunction with the Company’s consolidated financial statements and the accompanying notes to the consolidated financial statements included in Item 8 of this Form 10-K.

The Company’s discussion and analysis of its financial condition and results of operations is based on its financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires the Company to make estimates and judgments that affect the reported amounts of assets, liabilities and expenses and related disclosures. The Company reviews its estimates on an ongoing basis.

Overview

PhytoMedical Technologies, Inc. (the “Company”) was incorporated in the State of Nevada on July 25, 2001. The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries PhytoMedical Technologies Corporation (“PhytoMedical Corp.”), PolyPhenol Technologies Corporation (“PolyPhenol”) and PhytoMedical Technologies Ltd. (“PhytoMedical Ltd.”).

PhytoMedical Corp. was incorporated on March 10, 2004 in the State of Nevada and has no assets and liabilities.

PolyPhenol was incorporated on August 24, 2004 in the State of Nevada and has no assets and liabilities.

PhytoMedical Ltd. was incorporated on April 11, 2007 in the Province of British Columbia, Canada for providing administrative services to the Company.  The Company ceased to conduct business in Canada on August 31, 2008 and closed this office. As a result, the Company dissolved PhytoMedical Ltd. and eliminated all intercompany balances, effective January 1, 2009.

The Company is a pharmaceutical company focused on research, development and commercialization of pharmaceutical products.  The Company’s strategy is to develop new technologies and, where warranted, acquire rights to obtain licenses to technologies and products that are being developed by third parties, primarily universities and government agencies, through sponsored research and development agreements.

The Company is currently focusing its research and development efforts on an anti-cancer compound for glioblastoma, D11B, to which the Company currently has an exclusive license, pursuant to a license agreement between the Company and the Dartmouth Trustees.

The Company does not expect to generate any revenues for the foreseeable future and expects to continue to incur losses. The Company’s independent registered public accountant has issued an audit opinion which includes a statement expressing substantial doubt as to the Company’s ability to continue as a going concern..

Cancer Research

Dartmouth Sponsored Research Agreement

Pursuant to the Company’s Sponsored Research Agreement with Dartmouth College (“Dartmouth”), which expired on September 30, 2009, the Company is continuing its research and development of a novel class of anti-cancer agents which have a ‘cytotoxic’ or poisonous affinity for cancer cells, and are designed to bind tightly to cancer cell DNA (deoxyribonucleic acid), the blueprint of life for the cancer cell. Previous studies conducted by Dartmouth using a leukemia mouse cell line, have demonstrated that such binding (or intercalation) should stop the replication of the DNA, and, ultimately, lead to the death of the cancer cell.

The Company has developed and tested new examples of such compounds known to bind to DNA, called bis-acridines.  These compounds are related to D11B, the anti-cancer compound licensed by the Company from Dartmouth.  Throughout 2009, the Company prepared starting materials, and designed, tested, and synthesized bis-acridines which were then evaluated in human cancer cells.  These tests were undertaken in order to identify new compounds for potential medicinal formulation, further testing and, if warranted, the eventual preparation and filing of an Investigational New Drug (“IND”) Application with the U.S. Food & Drug Administration (“FDA”).

Following research outcomes from early lab tests, scientists conducted in vivo (animal) tests to determine the effectiveness (efficacy) and toxic side-effects (toxicity) of D11B and other such compounds.  These compounds were administered to specimens with difficult-to-treat human brain cancer (“SF295 glioblastoma xenografts”) and, according to researchers, D11B proved to be least toxic and extremely effective in controlling the growth of SF295 human glioblastoma xenografts.

In all cases where specimens were treated for human glioblastoma brain cancer using the Company’s D11B compound, researchers reported: a significant reduction in tumor size; prolonged lifespan of 46%-plus for the treated group versus the control group; notably enhanced chemotherapeutic effect of the compound;  and observed “tumor cured” in one of the specimens with the deadly glioblastoma cancer.

Interpreting the data collected from these important efficacy and toxicity tests, researchers concluded that the Company’s anti-cancer compound, D11B, may “…have its selectivity in killing SF295 human glioblastoma cells.”  The ability to selectively target and kill specific cancer cells is an important consideration for the treatment of cancers in vital organs such as the brain, where glioblastoma is exhibited.

Glioblastoma is the most common and aggressive form of brain cancer, and is often highly-resistant to chemotherapy and other conventional treatments. Currently, there is no effective treatment or cure for glioblastoma.  Additionally, surgical removal such as complete resection of the tumor in combination with the most current and aggressive treatments continues to result in low survival rates.

As of September 30, 2009, the termination date of the Sponsored Research Agreement, Dartmouth has concluded its research and development, and provided the Company with, it believes, a key anti-cancer compound for glioblastoma, D11B. Based upon results of in vivo efficacy and toxicity tests, the Company has entered into a fee-

for-services agreement with Latitude to assist the Company in its development of an IV formulation of D11B, in order to conduct additional tests.

As of December 31, 2009, the Company has paid $220,260 pursuant to the Sponsored Research Agreement with Dartmouth and $1,253 for reimbursement of expenses. Of the total $221,513 paid to Dartmouth, $60,463 and $115,300 is included in research and development expense for the years ended December 31, 2009 and 2008.

Dartmouth License Agreement

On September 1, 2008, the Company entered into Dartmouth License Agreement with the Dartmouth Trustees  pursuant to which the Company obtained the exclusive rights to develop, market and distribute a novel class of synthesized compounds known as bis-intercalators.  These anti-cancer agents have a ‘cytotoxic’ or poisonous affinity for cancer cells.

Under the terms of the Dartmouth License Agreement, the Company is obligated to pay annual license maintenance fees to the Dartmouth Trustees, in addition to an upfront payment of $15,000 within 30 days of execution of the agreement, with such payment already having been made.  Additionally, the Company is required to make milestone payments to the Dartmouth Trustees if, and only when, specific clinical and regulatory approval milestones are achieved.

Throughout the duration of the Dartmouth License Agreement, the Company is obligated to make royalty payments to the Dartmouth Trustees based on the net sales of products derived from the Dartmouth License Agreement, if any.  The Company is also obligated to reimburse the Dartmouth Trustees all costs incurred for filing, prosecuting and maintaining any licensed patents related to the Dartmouth License Agreement, throughout the duration of the agreement. The Company is required to undertake the development, regulatory approval, and commercialization, of products derived from the Dartmouth License Agreement, if any, and pursue collaborative commercial partnerships, if viable.

Pursuant to Rule 24b-2, the Company submitted a request to the SEC for confidential treatment of certain portions of the Dartmouth License Agreement, relating to the payment terms and certain provisions under the Dartmouth License Agreement.  The Company’s request was granted on March 9, 2009.  Accordingly, certain terms of the Dartmouth License Agreement do not need to be released to the public until August 5, 2013.

Latitude Agreement

On July 6, 2009, the Company entered into a fee-for-services agreement with Latitude, which was amended on October 23, 2009 (the “Latitude Agreement”), to assist the Company in its development of an IV formulation of the Company’s anti-cancer compound for glioblastoma, D11B, for use in ongoing and future testing to determine the compound’s efficacy and toxicology, and if warranted, future early stage human clinical trials. Under the terms of the Latitude Agreement, the Company retains all rights to formulations and products developed, if any, including but not limited to intellectual property rights. As of December 31, 2009, the Company has paid $45,377 pursuant to the terms of the agreement with Latitude, all of which is included in research and development expense for the year ended December 31, 2009.

Diabetes Research

Terminated Agreements

Iowa State University Sponsored Research Agreement

On February 1, 2007, the Company, through its wholly owned subsidiary, PolyPhenol, entered into a Sponsored Research Agreement with Iowa State University (“ISU”). Under terms of the agreement, the Company continued to undertake its research at ISU for development of the Company’s novel, synthesized type A-1 ‘polyphenolic’

compounds.  On January 6, 2009, the Company provided written notice to ISU terminating the Sponsored Research Agreement between the Company and ISU. The termination was effective March 6, 2009.

As of December 31, 2009, the Company had paid a total of $114,972 pursuant to the terms of the ISU Sponsored Research Agreement, of which $0 and $83,846 is included in research and development expense for the years ended December 31, 2009 and 2008.  In addition to contractual obligations pursuant to the ISU Sponsored Research Agreement, the Company reimbursed ISU $0 and $506 during the years ended December 31, 2009 and 2008 for other out-of-pocket costs that are included in research and development expense.

Iowa State University Research Foundation License Agreement

On June 12, 2006, the Company, through its wholly owned subsidiary, PolyPhenol, entered into an exclusive license agreement with Iowa State University Research Foundation Inc. (“ISURF”) to develop, market and distribute novel synthesized compounds derived from type A-1 polyphenols, which have been linked to insulin sensitivity by the USDA's Agricultural Research Service.  On January 6, 2009, the Company gave written notice to ISURF, terminating the License Agreement between the Company and ISURF, effective April 6, 2009.

As of December 31, 2009, the Company had paid a total of $20,000 to ISURF for the license fee and $31,223 for reimbursement of patent costs and research expenses as per agreement with ISURF, none of which is included in research and development expense for the years ended December 31, 2009 and 2008.

Results of Operations

A summary of the Company’s operating expenses for the years ended December 31, 2009 and 2008 was as follows:

	Year Ended
	December 31,		Increase /	Percentage
	2009	2008	(Decrease)	Change

Operating expenses
Director fees - related party	$6,800	$9,750	$(2,950)	(30)%
Investor relations	3,658	492,360	(488,702)	(99)
Wages and benefits	263,052	346,538	(83,486)	(24)
Research and development	113,826	379,716	(265,890)	(70)
Professional fees	136,423	110,249	26,174	24
Impairment of license fee	-	20,000	(20,000)	*
Other operating expenses	64,480	139,581	(75,101)	(54)
Total operating expenses	$588,239	$1,498,194	$(909,955)	(61)%

* Not meaningful

Director fees – related party

Non-employee directors receive $250 per month for their services as directors plus $100 for each board meeting attended.

The decrease in director fees of $2,950 for the year ended December 31, 2009 compared to 2008 is substantially due to the Company recording directors fees earned for the year ended December 31, 2007 of $3,150 during the year ended December 31, 2008. The $3,150 was not deemed significant to the consolidated financial statements taken as a whole.

Investor relations

Investor relations costs represent fees paid to publicize the Company’s technology. The Company’s investor relations expense decreased significantly in the year ended December 31, 2009 versus 2008.

.

Effective April 15, 2009, the Company entered into a one-year Shareholder Communication Services Agreement (the “Shareholder Communications Agreement”) with a third party consultant to provide shareholder communication and related administrative services.  In accordance with the terms of the Shareholder Communications Agreement, the Company pays the third party consultant $375 per month.

Wages and benefits

During the years ended December 31, 2009 and 2008, the Company incurred $263,052 and $273,956 in wages and benefits expense for services rendered by Mr. Greg Wujek, the President, Chief Executive Officer, and Director of the Company.   Wages and benefits related to Mr. Wujek was $10,904 higher for the year ended December 31, 2008 than 2009 primarily due to the Company recording $13,624 of stock based compensation expense in fiscal year 2008 related to the amortization of a stock option previously granted to Mr. Wujek to purchase 2,000,000 shares of the Company’s common stock at an exercise price of $0.52 per share.  The fair value of the stock option was fully amortized in March 2008.

During the year ended December 31, 2008, the Company incurred a total of $72,582 in wages and benefits expense for services rendered by the employees in the Company’s administrative office in Vancouver, Canada, which was closed on August 31, 2008.

Research and development

Research and development costs represent costs incurred to develop the Company’s technologies and are incurred pursuant to the Company’s sponsored research agreements with Dartmouth, ISU, Ricerca, Latitude, and other third party contract research organizations. The sponsored research agreements include salaries and benefits for research and development personnel, allocated overhead and facility occupancy costs, contract services and other costs. Research and development costs are expensed when incurred, except for nonrefundable advance payments for future research and development activities which are capitalized and recognized as expense as the related services are performed.

Following is a summary of research and development expense incurred for the years ended December 31, 2009 and 2008:

	Year Ended
	December 31,		Increase/
	2009	2008	(Decrease)

Research and development expense
ISU Sponsored Research Agreement	$-	$83,846	$(83,846)
Dartmouth Sponsored Research Agreement	60,463	115,300	(54,837)
Ricerca	5,400	174,937	(169,537)
Latitude Agreement	45,378	-	45,378
Other research and development expense	2,585	5,633	(3,048)
Total research and development expense	$113,826	$379,716	$(265,890)

Professional fees

Professional fees substantially consist of accounting fees, audit and tax fees, legal fees, and SEC related filing costs.

During the year ended December 31, 2009, the Company incurred professional fees of $136,423, an increase of $26,174, from $110,249 during the year ended December 31, 2008.  The increase in professional fees is substantially due to increases in accounting fees of approximately $19,000 and legal fees of approximately $5,200.  The increase in accounting fees is primarily the result of the Company closing its administrative office in Vancouver, British Columbia, Canada, effective August 31, 2008, terminating all of the employees in Vancouver, Canada.  Due to this downsizing, as of September 1, 2008, the Company began outsourcing its administrative functions to third parties.

Impairment of license fee

On December 18, 2008 the company was notified by ISU that the patent application for the insulin enhancing synthesized compounds was rejected by the US Patent Office.  After further review of the rejection letter along with the culminated research costs incurred by the Company, the Company determined it was in its best interest to terminate its license agreement with ISURF and its Sponsored Research Agreement with ISU.  Pursuant to the terms of the license agreement and Sponsored Research Agreement, the Company provided written notice of termination to both ISURF and ISU on January 6, 2009.   As a result of the termination of the license agreement with ISURF, the Company recorded an impairment charge of $20,000 at December 31, 2008 to write-off the previously paid license fee.

Other operating expenses

Other operating expenses include travel and entertainment, rent, office supplies, printing and mailing, and other administrative costs.

During the year ended December 31, 2009, the Company incurred other operating expenses of $64,480, a decrease of $75,101, from $139,581 during the year ended December 31, 2008. The decrease is substantially due to decreases in travel and entertainment of approximately $37,000, rent of approximately $18,700, and printing and mailing of approximately $10,100.  The decrease in other operating expenses is the result of the Company closing its administrative office in Vancouver, Canada, effective August 31, 2008.

Other income (expense)

A summary of the Company’s other income (expense) for the years ended December 31, 2009 and 2008 was as follows:

	Year Ended
	December 31,		Increase /	Percentage
	2009	2008	(Decrease)	Change

Other income (expense)
Interest income	$-	$22,679	$(22,679)	*	%
Interest expense	(63,750)	(70,445)	6,695	(10)
Change in fair value of warrant liability	(93,910)	-	(93,910)	*
Gain on extinguishment of warrant liability	52,631	-	52,631	*
Loss on disposal of fixed assets	-	(8,068)	8,068	*
Loss on dissolution of foreign subsidiary	(523)	-	(523)	*
Foreign exchange loss	-	(6,773)	6,773	*
Total other income (expense)	$(105,552)	$(62,607)	$(42,945)	69%

* Not meaningful

                Interest income

Interest income for the year ended December 31, 2008 represents interest earned on proceeds received as a result of the 2007 Private Placement completed by the Company in September 2007, raising net proceeds of $3,109,500.  The Company’s interest-bearing bank account was maintained at a financial institution located in Canada.  Effective August 31, 2008, the Company closed its administrative office in Vancouver, Canada.  As a result, the Company also closed the bank account at the Canadian financial institution on December 31, 2008 and transferred all of its cash to a non-interest bearing account at an U.S. financial institution.

                Interest expense

Interest expense represents interest accrued on note payables to Mr. Harmel S. Rayat, at an annual rate of 8.5%. Mr. Rayat was the former Chief Financial Officer, former Director, and former majority shareholder of the Company.  At January 1, 2008, the outstanding principal balance of the note payable was $1,000,000.  In February 2008, the Company repaid $250,000 of the principal balance of the note payable.  The remaining $750,000 note payable to Mr. Rayat, was due on March 8, 2006 and is payable on demand.

Change in fair value of warrant liability and gain on extinguishment of warrant liability

On January 1, 2009, the Company adopted guidance which is now part of ASC 815-40, Contracts in Entity’s Own Equity (ÁSC 815-40).  The Company determined that its Class A Warrants contained a Dilutive Issuance provision.  As a result, the Company reclassified 10,897,081 of its Class A Warrants to warrant liability, under long-term liabilities, resulting in a cumulative adjustment to accumulated deficit as of January 1, 2009 of $1,174,576.

The Company’s Class A Warrants are considered derivative liabilities and are therefore required to be adjusted to fair value each quarter.  The Company values its warrant liability using a Black-Scholes model.  The Company’s stock price, remaining term of the Class A Warrants and the volatility of the Company’s stock all impact the fair value of the Company’s Class A Warrants.

The adjustments recorded each quarter to adjust the Class A Warrants to fair value resulted in a net non-cash loss of $93,910 for the year ended December 31, 2009.

On September 29, 2009, the Company consummated a securities exchange agreement (“Securities Exchange Agreement”) with the holders of the Company’s Class A Warrants whereby the holders and the Company agreed to exchange the holders’ remaining Class A Warrants, on the basis of one share for every ten (10) Class A Warrants for an aggregate of 1,089,705 shares of the Company’s common stock $0.00001 par value per share. The exchange of the Class A Warrants for common stock pursuant to the Securities Exchange Agreement resulted in an extinguishment of the warrant liability.

The fair value of the Company’s warrant liability at September 29, 2009, the effective date of the Securities Exchange Agreement, using a Black-Scholes model was $118,013, using the following assumptions:  dividend yield of 0%, expected volatility of 156.43%, risk-free interest rate of 0.41%, and expected term of 1.0 year.

The fair value of the 1,089,705 shares of common stock issued to settle the warrant liability was $65,382, based on the closing price of the Company’s common stock of $0.06 per share on September 29, 2009 as quoted on the Over the Counter Bulletin Board.  The Company recorded a gain on extinguishment of warrant liability of $52,631 on September 29, 2009 as a result of the excess of the Class A Warrant Liability over the fair value of the consideration provided the warrant holders, in the form of common stock.

Loss on disposal of fixed assets

The Company recorded a loss on disposal of fixed assets of $8,068 during the year ended December 31, 2008 as a result of the removal of  the cost and related accumulated depreciation from the Company’s financial statements for equipment that was either no longer in service or deemed obsolete.  Substantially all of this equipment was located at the Company’s administrative office in Vancouver, British Columbia, Canada, which, effective August 31, 2008, was closed.

Loss on dissolution of foreign subsidiary

PhytoMedical Ltd. provided administrative services to the Company’s Canadian office. The Company ceased to conduct business in Canada, effective August 31, 2008 and closed this office. As a result, the Company dissolved PhytoMedical Ltd. and eliminated all intercompany balances, effective January 1, 2009.  The Company recorded a loss on its investment in PhytoMedical Ltd. equal to the accumulated other comprehensive income at the time of the dissolution.

Liquidity and Capital Resources

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern.  The Company has incurred cumulative losses of $26,140,372 through December 31, 2009, does not have positive cash flows from operating activities, and had negative working capital of $1,000,766 as of December 31, 2009.  Additionally, the Company has expended a significant amount of cash in developing its technology.  The Company faces all the risks common to companies that are relatively new, including under capitalization and uncertainty of funding sources, high initial expenditure levels, uncertain revenue streams, and difficulties in managing growth. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Management recognizes that in order to meet the Company’s capital requirements, and continue to operate, additional financing will be necessary.  The Company expects to raise additional funds through private or public equity investments in order to expand the range and scope of its business operations. The Company will seek access to private or public equity but there is no assurance that such additional funds will be available for the Company to finance its operations on acceptable terms, if at all. If the Company is unable to raise additional capital or generate positive cash flow, it is unlikely that the Company will be able to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company's principal source of liquidity is cash in the bank.  At December 31, 2009, the Company had cash and cash equivalents of $75,291. The Company has financed its operations primarily from funds received pursuant to the 2007 Private Placement completed by the Company in September 2007, raising net proceeds of $3,109,500.

Net cash used in operating activities was $590,542 for the year ended December 31, 2009 compared to $1,496,700 for the same period in 2008.  The decrease of $906,158 in cash used in operating activities was substantially due to decreases in investor relations expense of $488,702, research and development expense of $265,890, wages and benefits of $69,862 (excluding non-cash stock compensation expense of $13,624), and other operating expenses of $75,101 during the year ended December 31, 2009 compared to 2008.  See “Results of Operations” above for further discussion regarding the decrease in these expenses.

Net cash used in investing activities was $0 for the year ended December 31, 2009 compared to $21,173 during the same period in 2008.  During the year ended December 31, 2008, the Company purchased $6,173 of equipment and paid $15,000 to Dartmouth College for a license fee.

Net cash used in financing activities was $0 for the year ended December 31, 2009 compared to $250,000 for the same period in 2008.  During the year ended December 31, 2008, the Company repaid $250,000 of the outstanding principal balance on its notes payable.

Related Party Transactions

Wages and benefits

During the years ended December 31, 2009 and 2008, the Company incurred $263,052 and $260,332 in wages and benefits expense for services rendered by Mr. Greg Wujek, the President, Chief Executive Officer, and Director of the Company.

In addition, during the years ended December 31, 2009 and 2008, the Company recorded $0 and $13,624 in stock based compensation expense related to the amortization of a stock option previously granted to Mr. Wujek to purchase 2,000,000 shares of the Company’s Common Stock at an exercise price of $0.52 per share, which is included in wages and benefits.

Director fees

Non-employee Board members receive $750 per quarter for services rendered in the capacity of a Board member plus $100 per Board meeting attended.  During the years ended December 31, 2009 and 2008, the Company incurred $6,800 and $9,750 in non-employee director fees.

Notes payable

The Company had arranged with Mr. Harmel S. Rayat, former Chief Financial Officer, former Director, and former majority shareholder of the Company, a loan amount up to $2,500,000 that may be drawn down on an “as needed basis” at a rate of prime plus 3%.  Effective September 15, 2008, Mr. Rayat and the Company terminated this loan agreement.  During the year ended December 31, 2008, the Company repaid $250,000 to Mr. Rayat with the accrued interest of $67,664.  At December 31, 2009, the Company had an unsecured promissory note pursuant to this loan agreement in the amount of $750,000 payable to Mr. Rayat, which was due on March 8, 2006 and bears interest at an annual rate of 8.50%.  During the years ended December 31, 2009 and 2008, the Company recorded $63,750 and $69,883 in interest expense related to the promissory note.  At December 31, 2009, accrued interest on the $750,000 remaining promissory note was $307,223 and is included in interest payable.  The entire principal and accrued interest is due and payable on demand.  The carrying value of notes payable and accrued interest approximates fair value at December 31, 2009, based on their liquidity.

All related party transactions are recorded at the exchange amount established and agreed to between related parties and are in the normal course of business.

Other Contractual Obligations

As of the balance sheet date, the Company does not have any contractual obligations other than the notes payable of $750,000, accrued interest of $307,223, and $1,313 related to the Shareholder Communications Agreement, as discussed above.

Off-Balance Sheet Arrangements

The Company has no off-balance sheet arrangements.

Recently Issued Accounting Pronouncements

See Note 3.  “Summary of Significant Accounting Policies” to the Consolidated Financial Statements in this Form 10-K.

Item 8.  Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

PhytoMedical Technologies, Inc.

Princeton, New Jersey

We have audited the accompanying consolidated balance sheets of PhytoMedical Technologies, Inc. and Subsidiaries ("the Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of PhytoMedical Technologies, Inc. and Subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company has experienced recurring losses from operations since inception, and has a substantial accumulated deficit.  These conditions raise substantial doubt about the Company's ability to continue as a going concern.  Management's plans regarding these matters are also described in Note 2.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ PETERSON SULLIVAN LLP

Seattle, Washington

January 27, 2010

PHYTOMEDICAL TECHNOLOGIES, INC.

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2009 AND 2008
(Expressed in U.S. Dollars)

	Decenber 31,
	2009	2008

ASSETS
Current assets
Cash and cash equivalents	$75,291	$665,833
Prepaid expenses and other current assets	278	2,260
Total current assets	75,569	668,093

Intangible assets - license fees	15,000	15,000

Total assets	$90,569	$683,093

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
Accounts payable	$19,112	$23,397
Interest payable	307,223	243,473
Notes payable	750,000	750,000
Total current liabilities	1,076,335	1,016,870

Commitments and Contingencies

Stockholders' deficit
Preferred stock: $0.25 par value; 1,000,000 authorized, no shares issued and outstanding at December 31, 2009 and 2008	-	-
Common stock: $0.00001 par value; 300,000,000 authorized, 201,487,995 and 200,398,290 shares issued and outstanding at December 31, 2009 and 2008	2,015	2,004
Additional paid-in capital	25,152,591	26,285,899
Accumulated other comprehensive loss	-	(523)
Accumulated deficit	(26,140,372)	(26,621,157)
Total stockholders' deficit	(985,766)	(333,777)

Total liabilities and stockholders' deficit	$90,569	$683,093

(The accompanying notes are an integral part of these consolidated financial statements)

PHYTOMEDICAL TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Expressed in U.S. Dollars)

	Year Ended
	December 31,
	2009	2008

Revenue	$-	$-

Operating expenses
Directors fees - related party	6,800	9,750
Investor relations	3,658	492,360
Wages and benefits	263,052	346,538
Research and development	113,826	379,716
Professional fees	136,423	110,249
Impairment of license fee	-	20,000
Other operating expenses	64,480	139,581
Total operating expenses	588,239	1,498,194

Loss from operations	(588,239)	(1,498,194)

Other income (expense)
Interest income	-	22,679
Interest expense	(63,750)	(70,445)
Change in fair value of warrant liability	(93,910)	-
Gain on extinguishment of warrant liability	52,631	-
Loss on disposal of fixed assets	-	(8,068)
Loss on dissolution of foreign subsidiary	(523)	-
Foreign exchange loss	-	(6,773)
Total other income (expense)	(105,552)	(62,607)

Net loss	$(693,791)	$(1,560,801)

Net loss per share - basic and diluted	$(0.00)	$(0.01)

Weighted average number of common shares
outstanding - basic and diluted	200,675,941	200,398,290

(The accompanying notes are an integral part of these consolidated financial statements)

PHYTOMEDICAL TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Expressed in U.S. Dollars)

						Accumulated Other			Total
	Common Stock		Common Stock Issuable		Additional	Comprehensive	Accumulated	Comprehensive	Stockholders'
	Shares	Amount	Shares	Amount	Paid-in Capital	(Loss) Income	Deficit	Loss	Equity (Deficit)

Balance, December 31, 2007	200,398,290	$ 2,004	-	$ -	$ 26,272,275	$ 1	$ (25,060,356)	$ -	$ 1,213,924

Stock based compensation expense	-	-	-	-	13,624	-	-	-	13,624

Comprehensive income (loss)
Foreign currency translation adjustments	-	-	-	-	-	(524)	-	(524)	(524)

Net loss, year ended December 31, 2008	-	-	-	-	-	-	(1,560,801)	(1,560,801)	(1,560,801)
Total comprehensive loss								(1,561,325)

Balance, December 31, 2008	200,398,290	2,004	-	-	26,285,899	(523)	(26,621,157)	-	(333,777)

Cumulative adjustment upon adoption of ASC 815-40	-	-	-	-	(1,198,679)	-	1,174,576	-	(24,103)

Extinguishment of warrant liability	1,089,705	11	-	-	65,371				65,382

Comprehensive income (loss)
Loss on dissolution of foreign subsidiary	-	-	-	-	-	523	-	523	523

Net loss, year ended December 31, 2009	-	-	-	-	-	-	(693,791)	(693,791)	(693,791)
Total comprehensive loss								$ (693,268)

Balance, December 31, 2009	201,487,995	$ 2,015	-	$ -	$ 25,152,591	$ -	$ (26,140,372)		$ (985,766)

(The accompanying notes are an integral part of these consolidated financial statements)

PHYTOMEDICAL TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Expressed in U.S. Dollars)

	Year Ended
	December 31,
	2009	2008

Cash flows from operating activities
Net loss	$(693,791)	$(1,560,801)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	-	2,022
Change in fair value of warrant liability	93,910	-
Gain on extinguishment of warrant liability	(52,631)	-
Stock based compensation	-	13,624
Loss on disposal of fixed assets	-	8,068
Impairment of license fee	-	20,000
Loss on dissolution of foreign subsidiary	523	-
Changes in operating assets and liabilities:
Decrease (increase) in prepaid expenses and other current assets	1,982	(2,260)
Increase (decrease) in accounts payable	(4,285)	23,397
Decrease in accrued liabilities	-	(2,970)
Increase in interest payable	63,750	2,220
Net cash used in operating activities	(590,542)	(1,496,700)

Cash flows from investing activities
Purchase of equipment	-	(6,173)
Additions to intangible assets - license fees	-	(15,000)
Net cash used in investing activities	-	(21,173)

Cash flows from financing activities
Repayment of loan to stockholder	-	(250,000)
Net cash used in financing activities	-	(250,000)

Effect of foreign exchange rate	-	(524)

Decrease in cash and cash equivalents	(590,542)	(1,768,397)

Cash and cash equivalents at beginning of period	665,833	2,434,230
Cash and cash equivalents at end of period	$75,291	$665,833

Supplemental disclosure of cash flow information:
Interest paid in cash	$-	$68,226
Income tax paid in cash	$-	$-
Issuance of 1,089,705 shares of common stock to extinguish warrant liability of $118,013
during the year ended December 31, 2009	$118,013	$-
(The accompanying notes are an integral part of these consolidated financial statements)

PHYTOMEDICAL TECHNOLOGIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2009

(Expressed in U.S. Dollars)

Note 1.  Organization and Description of Business

PhytoMedical Technologies, Inc. (the “Company”) was incorporated in the State of Nevada on July 25, 2001. The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries PhytoMedical Technologies Corporation (“PhytoMedical Corp.”), PolyPhenol Technologies Corporation (“PolyPhenol”) and PhytoMedical Technologies Ltd. (“PhytoMedical Ltd.”).

PhytoMedical Corp. was incorporated on March 10, 2004 in the State of Nevada and has no assets and liabilities.

PolyPhenol was incorporated on August 24, 2004 in the State of Nevada and has no assets and liabilities.

PhytoMedical Ltd. was incorporated on April 11, 2007 in the Province of British Columbia, Canada for providing administrative services to the Company’s Canada office.  The Company ceased to conduct business in Canada on August 31, 2008 and closed this office. As a result, the Company dissolved PhytoMedical Ltd. and eliminated all intercompany balances, effective January 1, 2009.

 The Company is a pharmaceutical company focused on research, development and commercialization of pharmaceutical products.  The Company’s strategy is to develop new technologies and, where warranted, acquire rights to obtain licenses to technologies and products that are being developed by third parties, primarily universities and government agencies, through sponsored research and development agreements.

The Company is currently focusing its development efforts on the anti-cancer compound for glioblastoma, D11B, to which the Company currently has an exclusive license, pursuant to a license agreement between the Company and the Trustees of Dartmouth College (the “Dartmouth Trustees”) dated September 8, 2008 (the “Dartmouth License Agreement”).

Note 2.  Going Concern Uncertainties

The Company has not generated any revenues, has an accumulated deficit of $26,140,372 as of December 31, 2009, does not have positive cash flows from operating activities, and had negative working capital of $1,000,766 as of December 31, 2009.  The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern, which is dependent upon the Company’s ability to establish itself as a profitable business.

The Company has expended a significant amount of cash in developing its technology and expects to incur additional losses as it continues to develop its technologies.  To date, the Company’s cash flow requirements have primarily been met by funds received pursuant to the 2007 Private Placement completed by the Company in September 2007, raising net proceeds of $3,109,500. Management recognizes that in order to meet the Company’s capital requirements, and continue to operate, additional financing will be necessary.  The Company expects to raise additional funds through private or public equity investments in order to support existing operations and expand the range and scope of its business operations. The Company will seek access to private or public equity but there is no assurance that such additional funds will be available for the Company to finance its operations on acceptable terms, if at all.  Furthermore, there is no assurance that the net proceeds received from any successful financing arrangement will be sufficient to cover cash requirements during the initial stages of the Company’s operations.  If the Company is unable to raise additional capital or generate positive cash flow, it is unlikely that the Company will be able to continue as a going concern.

In view of these conditions, the ability of the Company to continue as a going concern is in substantial doubt and dependent upon achieving a profitable level of operations and on the ability of the Company to obtain necessary financing to fund ongoing operations. These consolidated financial statements do not give effect to any adjustments which will be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts different from those reflected in the accompanying consolidated financial statements.

Note 3.  Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Principles of Consolidation

These consolidated financial statements presented are those of the Company and its wholly-owned subsidiaries, PhytoMedical Corp., PolyPhenol, and PhytoMedical Ltd.  All significant intercompany transactions and accounts have been eliminated in consolidation.

Accounting Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Areas where management uses subjective judgment include valuation of equity instruments. Actual results can differ from those estimates and assumptions.

Reclassifications

Certain reclassifications have been made to prior fiscal year amounts or balances to conform to the presentation adopted in the current fiscal year.

Foreign Operations and Foreign Currency Translation

The functional currencies of the Company’s international subsidiaries are the local currency of the country in which the subsidiary is located. Assets and liabilities recorded in foreign currencies are translated at the exchange rate on the balance sheet date.  Translation adjustments resulting from this process are charged or credited to accumulated other comprehensive income.  Revenues and expenses of the Company’s consolidated foreign operations are translated at the average rates of exchange prevailing during the year. Gains and losses on foreign currency transactions are included in foreign exchange gain or loss.

Cash and Cash Equivalents

Cash and cash equivalents includes highly liquid investments with original maturities of three months or less.  On occasion, the Company has amounts deposited with financial institutions in excess of federally insured limits.

Research and Development

Research and development costs are expensed when incurred, except for nonrefundable advance payments for future research and development activities which are capitalized and recognized as expense as the related services are performed.

During the years ended December 31, 2009 and 2008, the Company incurred $113,826 and $379,716 on research and development activities.

Stock-Based Compensation

The Company measures all stock-based compensation awards using a fair value method on the date of grant and recognizes such expense in its consolidated financial statements over the requisite service period.  The Company uses the Black-Scholes pricing model to determine the fair value of stock-based compensation awards on the date of grant.  The Black-Scholes pricing model requires management to make assumptions regarding the warrant and option lives, expected volatility, and risk free interest rates. See “Note 11. Stock Options” and “Note 12. Warrants” for additional information on the Company’s stock-based compensation plans.

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable.  Recoverability of assets to be held and used is measured by comparison of the carrying value of an asset to future net cash flows expected to be generated by the asset.  If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value. Fair values are determined based on discounted cash flows or internal and external appraisals, as applicable.  Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value.

On December 18, 2008 the company was notified by ISU that the patent application for the insulin enhancing synthesized compounds was rejected by the US Patent Office.  After further review of the rejection letter along with the culminated research costs incurred by the Company, the Company determined it was in the best interests of the Company to terminate its license agreement with ISURF and its Sponsored Research Agreement with ISU.  Pursuant to the terms of the license agreement and Sponsored Research Agreement, the Company provided written notice of termination to both ISURF and ISU on January 6, 2009.   As a result of the termination of the license agreement with ISURF, the Company recorded an impairment charge of $20,000 at December 31, 2008 to write-off the previously paid license fee.

Income Taxes

The Company accounts for income taxes using the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributed to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credits and loss carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences and carry-forwards are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is established when necessary to reduce deferred tax assets to amounts expected to be realized. See “Note 14. Income Taxes” for further discussion.

Fair Value of Financial Instruments

Fair value estimates of financial instruments are made at a specific point in time, based on relevant information about financial markets and specific financial instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision.  Changes in assumptions can significantly affect estimated fair value.

The carrying value of cash and cash equivalents, accounts payable, accrued liabilities, and notes payable approximate their fair value because of the short-term nature of these instruments. Management is of the opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments.

Segment Reporting

The Company’s business is considered as operating in one segment based upon the Company’s organizational structure, the way in which the operations are managed and evaluated, the availability of separate financial results and materiality considerations.

Net Loss per Share

The computation of basic net income (loss) per common share is based on the weighted average number of shares that were outstanding during the year. The computation of diluted net income (loss) per common share is based on the weighted average number of shares used in the basic net income (loss) per share calculation plus the number of common shares that would be issued assuming the exercise of all potentially dilutive common shares outstanding using the treasury stock method for shares subject to stock options and warrants.  See “Note 4. Net Loss Per Share” for further discussion.

Related Party Transactions

A related party is generally defined as (i) any person that holds 10% or more of the Company’s securities and their immediate families, (ii) the Company’s management, (iii) someone that directly or indirectly controls, is controlled by or is under common control with the Company, or (iv) anyone who can significantly influence the financial and operating decisions of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

Recently Issued Accounting Standards

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principals, a replacement of FASB Statement No. 162” (SFAS 168).  This statement modifies the Generally Accepted Accounting Principles (“GAAP”) hierarchy by establishing only two levels of GAAP, authoritative and nonauthoritative accounting literature. Effective July 2009, the FASB Accounting Standards Codification (“ASC”), also known collectively as the “Codification,” is considered the single source of authoritative U.S. accounting and reporting standards, except for additional authoritative rules and interpretive releases issued by the SEC.  Nonauthoritative guidance and literature would include, among other things, FASB Concepts Statements, American Institute of Certified Public Accountants Issue Papers and Technical Practice Aids and accounting textbooks. The Codification was developed to organize GAAP pronouncements by topic so that users can more easily access authoritative accounting guidance.  It is organized by topic, subtopic, section, and paragraph, each of which is identified by a numerical designation.  SFAS 168 is effective for interim and annual periods ending after September 15, 2009.  The Company adopted SFAS 168, effective October 1, 2009, the beginning of its fourth quarter ended December 31, 2009.

In September 2009, the FASB issued ASC 820-10 Measuring Liabilities at Fair Values (“ASC 820-10”). ASC 820-10 provides additional guidance on how companies should measure liabilities at fair value. Specifically, the fair value of a liability is not adjusted to reflect the impact of contractual restrictions that prevent its transfer. The Company adopted ASC 820-10, effective October 1, 2009, which did not have a material impact on its consolidated financial position, results of operations, and cash flows.

Note 4.  Net Loss per Share

Basic net loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period.  Diluted net loss per share is computed by dividing the net loss by the weighted average number of common and dilutive common equivalent shares outstanding during the period.  As the Company had a net loss in each of the periods presented, basic and diluted net loss per share are the same.

Excluded from the computation of diluted net loss per share for the years ended December 31, 2009 and 2008, because their effect would be antidilutive, are stock options and warrants to acquire 2,000,000 and 12,897,081 shares of common stock with weighted-average exercise prices of $0.52 and $0.42 per share.

For purposes of earnings per share computations, shares of common stock that are issuable at the end of a reporting period are included as outstanding.

Following is the computation of basic and diluted net loss per share for the years ended December 31, 2009 and 2008:

	Year Ended
	December 31,
	2009	2008

Numerator - net loss	$ (693,791)	$ (1,560,801)

Denominator - weighted average number
of common shares outstanding - basic and diluted	200,675,941	200,398,290

Basic and diluted net loss per common share	$ (0.00)	$ (0.01)

Note 5.  Equipment

During the year ended December 31, 2008, the Company removed the cost and related accumulated depreciation from the Company’s consolidated financial statements for equipment that was either no longer in service or deemed obsolete.  Substantially all of this equipment was located at the Company’s administrative office in Vancouver, British Columbia, Canada, which, effective August 31, 2008, was closed.  The Company recorded a loss on disposal of fixed assets of $8,068 in the consolidated statements of operations during the year ended December 31, 2008.

Depreciation expense was $0 and $2,022 for the years ended December 31, 2009 and 2008.

Note 6.  Iowa State University Sponsored Research Agreement

Iowa State University Sponsored Research Agreement

On February 1, 2007, the Company, through its wholly owned subsidiary, PolyPhenol, entered into a Sponsored Research Agreement with Iowa State University (“ISU”). Under terms of the agreement, the Company continued to undertake its research at ISU for development of the Company’s novel, synthesized type A-1 ‘polyphenolic’ compounds.  On January 6, 2009, the Company provided written notice to ISU terminating the Sponsored Research Agreement between the Company and ISU. The termination was effective March 6, 2009.

Upon written notice of termination of the Sponsored Research Agreement to ISU on January 6, 2009, the Company was current with respect to all contractual obligations owed to ISU pursuant to the Sponsored Research Agreement.

As of December 31, 2009, the Company had paid a total of $114,972 pursuant to the terms of the ISU Sponsored Research Agreement.  During the years ended December 31, 2009 and 2008 the Company incurred $0 and $83,846 pursuant to the terms of the ISU Sponsored Research Agreement.  In addition to contractual obligations pursuant to the ISU Sponsored Research Agreement, the Company reimbursed ISU $0 and $506 during the years ended December 31, 2009 and 2008 for other out-of-pocket costs that are included in research and development expense.

Note 7.  Iowa State University Research Foundation License Agreement

On June 12, 2006, the Company, through its wholly owned subsidiary, PolyPhenol, entered into an exclusive license agreement with Iowa State University Research Foundation Inc. (“ISURF”) to develop, market and distribute novel synthesized compounds derived from type A-1 polyphenols, which have been linked to insulin sensitivity by the USDA's Agricultural Research Service.  On January 6, 2009, the Company gave written notice to ISURF, terminating the License Agreement between the Company and ISURF, effective April 6, 2009.

Upon written notice of termination of the license agreement to ISURF on January 6, 2009, the Company was current with respect to all contractual obligations owed to ISURF pursuant to the license agreement.

As of December 31, 2009, the Company had paid a total of $20,000 to ISURF for the license fee and $31,223 for reimbursement of patent costs and research expenses as per agreement with ISURF, none of which is included in research and development expense for the years ended December 31, 2009 and 2008.

Note 8.  Dartmouth Sponsored Research Agreement

On May 25, 2007, the Company entered into a Sponsored Research Agreement with Dartmouth College (“Dartmouth”), in the area of cancer research, specifically furthering research and development of anti-tumor bis-acridines. The Sponsored Research Agreement with Dartmouth was amended on October 1, 2008 extending it to September 30, 2009.  As of September 30, 2009, Dartmouth had concluded their research and development and provided the Company with a key anti-cancer compound for glioblastoma.  The Company is continuing to independently pursue its research and development goals and  has entered into a fee-for-services agreement with Latitude Pharmaceuticals, Inc. (“Latitude”) to develop an intravenous (“IV”) formulation for its lead anti-cancer compound for glioblastoma (see “Note 10. Latitude Agreement”).

Dartmouth granted the Company the option of a world-wide, royalty-bearing exclusive license to make, have made, use and sell in the field of oncology, the products embodying or produced through Dartmouth’s previous and future patents and through any joint-inventions related to the agreement, at reasonable terms and conditions as the parties may agree.

The Company will reimburse Dartmouth for all costs associated with obtaining and maintaining Dartmouth’s pre-existing patents related to the subject technology.

As of December 31, 2009, the Company has paid $220,260 pursuant to the Sponsored Research Agreement with Dartmouth and $1,253 for reimbursement of expenses. Of the total $221,513 paid to Dartmouth, $60,463 and $115,300 is included in research and development expense for the years ended December 31, 2009 and 2008.

Note 9.  Dartmouth License Agreement

On September 1, 2008, the Company entered into the Dartmouth License Agreement pursuant to which the Company obtained the rights to develop, market and distribute a novel class of synthesized compounds known as bis-intercalators.  These anti-cancer agents which have a ‘cytotoxic’ or poisonous affinity for cancer cells, are designed to bind tightly to cancer cell DNA (deoxyribonucleic acid), the blueprint of life for the cancer cell.

Under the terms of the Dartmouth License Agreement, the Company is obligated to pay annual license maintenance fees to the Dartmouth Trustees, in addition to an upfront payment of $15,000 within 30 days of execution of the agreement, with such payment already having been made.  Additionally, the Company is required to make milestone payments to the Dartmouth Trustees if, and only when, specific clinical and regulatory approval milestones are achieved.

Throughout the duration of the Dartmouth License Agreement, the Company is obligated to make royalty payments to the Dartmouth Trustees based on the net sales of products derived from the Dartmouth License Agreement, if any.  The Company is also obligated to reimburse the Dartmouth Trustees all costs incurred for filing, prosecuting and maintaining any licensed patents related to the Dartmouth License Agreement, throughout the duration of the agreement. The Company is required to undertake the development, regulatory approval, and commercialization, of products derived from the Dartmouth License Agreement, if any, and pursue collaborative commercial partnerships, if viable.

Pursuant to Rule 24b-2, the Company submitted a request for confidential treatment of certain portions of the Dartmouth License Agreement, relating to the payment terms and certain provisions under the Dartmouth License Agreement.  The Company’s request was granted on March 9, 2009.  Accordingly, certain terms of the Dartmouth License Agreement do not need to be released to the public until August 5, 2013.

Note 10. Latitude Agreement

On July 6, 2009, the Company entered into a fee-for-services agreement with Latitude, which was amended on October 23, 2009  (the “Latitude Agreement”), to develop an IV formulation of the Company’s anti-cancer compound for glioblastoma, D11B, for use in ongoing and future testing to determine the compound’s efficacy and toxicology, and if warranted, future early stage human clinical trials. As of December 31, 2009, the Company has paid $45,377 pursuant to the terms of the Latitude Agreement, all of which is included in research and development expense for the year ended December 31, 2009.

Note 11.  Stock Options

On July 12, 2001, the Company approved its 2001 Stock Option Plan (the “2001 Plan”), which has 10,000,000 shares reserved for issuance thereunder, all of which were registered under Form S-8 on October 2, 2003. On July 25, 2005, the Company approved its 2005 Stock Option Plan (the “2005 Plan”), which has 15,000,000 shares reserved for issuance thereunder. The 2001 Plan and 2005 Plan provides shares available for options granted to employees, directors and others. The options granted to employees under the Company’s option plans generally vest over two to five years or as otherwise determined by the plan administrator. Options to purchase shares expire no later than ten years after the date of grant.

The Company measures all stock-based compensation awards using a fair value method on the date of grant and recognizes such expense in its consolidated financial statements over the requisite service period.  The grant date fair value of stock options is based on the price of a share of the Company’s common stock on the date of grant.  In determining grant date fair value of stock options, the Company uses the Black-Scholes option pricing model which requires management to make assumptions regarding the option lives, expected volatility, and risk free interest rates all of which impact the fair value of the option and, ultimately, the expense that will be recognized over the life of the option.

The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for a bond with a similar term.  The Company does not anticipate declaring dividends in the foreseeable future.  Volatility is calculated based on the historical weekly closing stock prices for the same period as the expected life of the option.  The Company uses the “simplified” method for determining the expected term of its “plain vanilla” stock options.  The Company recognizes compensation expense for only the portion of stock options that are expected to vest.  Therefore, the Company applies an estimated forfeiture rate that is derived from historical employee termination data and adjusted for expected future employee turnover rates.  To date, the Company has experienced minimal forfeitures, which did not impact the fair value of the stock option grants.  If the actual number of forfeitures differs from those estimated by the Company, additional adjustments to compensation expense may be required in future periods.

A summary of the Company’s stock option activity for the years ended December 31, 2009 and 2008 and related information follows:

			Weighted
			Average
			Remaining	Aggregate
		Weighted Average	Contractual	Intrinsic
	Number of Options	Exercise Price	Term (1)	Value (1)

Outstanding at December 31, 2009 and 2008	2,000,000	$ 0.52	6.59 years	$ -

Exercisable at December 31, 2009	-

Available for grant at December 31, 2009	20,250,000

(1) The weighted average remaining contractual term and aggregate intrinsic value are as of December 31, 2009.

The aggregate intrinsic value in the table above represents the total pretax intrinsic value for all “in-the-money” options (i.e. the difference between the Company’s closing stock price on the last trading day of its fourth quarter of its fiscal year 2009 and the exercise price, multiplied by the number of shares) that would have been received by the option holders had all option holders exercised their options on December 31, 2009. The intrinsic value of the options changes based on the fair market value of the Company’s common stock.

At December 31, 2009 and 2008, the Company had unvested stock options to purchase 2,000,000 shares of the Company’s common stock at a grant date fair value per share of $0.48.

During the years ended December 31, 2009 and 2008, stock-based compensation expense of $0 and $13,624 was recognized for options previously granted and vesting over time, which is included in wages and benefits.  As of December 31, 2009, the Company had no unrecognized compensation cost related to unvested stock options.

The following table summarizes information about stock options outstanding and exercisable at December 31, 2009:

		Stock Options Outstanding			Stock Options Exercisable
		Weighted			Weighted
		Average	Weighted		Average	Weighted
	Number of	Remaining	Average	Number of	Remaining	Average
	Options	Contractual	Exercise	Options	Contractual	Exercise
Exercise Price	Outstanding	Life (Years)	Price	Exercisable	Life (Years)	Price

$0.52	2,000,000	6.59	$0.52	—	—	$—

The Company does not repurchase shares to fulfill the requirements of stock options that are exercised. Further, the Company issues new shares when stock options are exercised.

Note 12.  Warrants

On September 25, 2007, PhytoMedical completed a $3,205,000 private placement (the “2007 Private Placement”), for which Palladium Capital, LLC (“Palladium"), acted as the exclusive placement agent. The 2007 Private Placement consisted of the sale of 10,683,331 units (the "Units") at a price of $0.30 per Unit (the "Unit Issue Price") or $3,205,000 in the aggregate. The Units were offered and sold to 13 accredited investors (the “Investors”) as defined in Regulation D as promulgated under the Securities Act of 1933, as amended.   Each Unit consisted of one share of common stock and one Class A warrant (“Class A Warrant”) at an exercise price of $0.40 per share, expiring September 25, 2010.  The Company issued 10,683,331 Class A Warrants pursuant to the terms of the 2007 Private Placement and 213,750 to the agent as commission (under the same terms), for a total of 10,897,081 Class A Warrants.

The terms of the Class A Warrants that were issued pursuant to the 2007 Private Placement contain a provision such that upon subsequent equity sales of common stock or common stock equivalents at an effective price per share (the “Base Share Price”) less than the $0.40 exercise price per share of the Class A Warrants then the exercise price of the Class A Warrants shall be reduced to the Base Share Price and the number of Class A Warrants shall be increased such that the aggregate exercise price payable, after taking into account the decrease in the exercise price shall be equal to the aggregate exercise price prior to such adjustment (“Dilutive Issuance”). The potential adjustment to the Class A Warrant exercise price and number of underlying shares of common stock results in a settlement amount that does not equal the difference between the fair value of a fixed number of the Company’s common stock and a fixed exercise price.  Accordingly, the Class A Warrants are not considered indexed to the Company’s own stock and therefore need to be accounted for as a derivative.

At the time of grant, the fair value of the Class A Warrants as calculated using the Black-Scholes model was $2,724,270.  The proceeds from the 2007 Private Placement allocated to the Class A Warrants were $1,198,679.

Warrant Liability and Securities Exchange Agreement

On January 1, 2009, the Company adopted guidance which is now part of ASC 815-40, Contracts in Entity’s Own Equity (ÁSC 815-40).  The Company determined that its Class A Warrants contained a Dilutive Issuance provision.  As a result, the Company reclassified 10,897,081 of its Class A Warrants to warrant liability, under long-term liabilities, resulting in a cumulative adjustment to accumulated deficit as of January 1, 2009 of $1,174,576.

The Company’s Class A Warrants were considered derivative financial instruments and are therefore required to be adjusted to fair value each quarter.  Fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, the Company used a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

On September 29, 2009, the Company consummated a securities exchange agreement (“Securities Exchange Agreement”) with the holders of the Company’s Class A Warrants whereby the holders and the Company agreed to exchange the holders’ remaining Class A Warrants, on the basis of one share for every ten (10) Class A Warrants for an aggregate of 1,089,705 shares of the Company’s common stock $0.00001 par value per share. The exchange of the Class A Warrants for common stock pursuant to the Securities Exchange Agreement resulted in an extinguishment of the warrant liability.

The fair value of the Company’s warrant liability at September 29, 2009, the effective date of the Securities Exchange Agreement, using a Black-Scholes model (Level 3 inputs) was $118,013, using the following assumptions:  dividend yield of 0%, expected volatility of 156.43%, risk-free interest rate of 0.41%, and expected term of 1.0 year.

The fair value of the 1,089,705 shares of common stock issued to settle the warrant liability was $65,382, based on the closing price of the Company’s common stock of $0.06 per share on September 29, 2009 as quoted on the Over the Counter Bulletin Board.  The Company recorded a gain on extinguishment of warrant liability of $52,631 on September 29, 2009 as a result of the excess of the Class A Warrant Liability over the fair value of the consideration provided the warrant holders, in the form of common stock.

As a result of the Company adjusting the Class A Warrants to fair value each quarter, the Company recorded a non-cash loss related to the Class A Warrants of $93,910 for the year ended December 31, 2009.

As of December 31, 2009 there were no Class A Warrants outstanding.

Note 13.  Related Party Transactions

Wages and benefits

During the years ended December 31, 2009 and 2008, the Company incurred $263,052 and $260,332 in wages and benefits expense for services rendered by Mr. Greg Wujek, the President, Chief Executive Officer, and Director of the Company.

In addition, during the years ended December 31, 2009 and 2008, the Company recorded $0 and $13,624 in stock based compensation expense related to the amortization of a stock option previously granted to Mr. Wujek to purchase 2,000,000 shares of the Company’s Common Stock at an exercise price of $0.52 per share, which is included in wages and benefits.

Director fees

Non-employee Board members receive $750 per quarter for services rendered in the capacity of a Board member plus $100 per Board meeting attended.  During the years ended December 31, 2009 and 2008, the Company incurred $6,800 and $9,750 in non-employee director fees.

Notes payable

The Company had arranged with Mr. Harmel S. Rayat, former Chief Financial Officer, former Director, and former majority shareholder of the Company, a loan amount up to $2,500,000 that may be drawn down on an “as needed basis” at a rate of prime plus 3%.  Effective September 15, 2008, Mr. Rayat and the Company terminated this loan agreement.  During the year ended December 31, 2008, the Company repaid $250,000 to Mr. Rayat with the accrued interest of $67,664.  At December 31, 2009, the Company had an unsecured promissory note pursuant to this loan agreement in the amount of $750,000 payable to Mr. Rayat, which was due on March 8, 2006 and bears interest at an annual rate of 8.50%.  During the years ended December 31, 2009 and 2008, the Company recorded $63,750 and $69,883 in interest expense related to the promissory note.  At December 31, 2009, accrued interest on the $750,000 remaining promissory note was $307,223 and is included in interest payable.  The entire principal and accrued interest is due and payable on demand.  The carrying value of notes payable and accrued interest approximates fair value at December 31, 2009, based on their liquidity.

All related party transactions are recorded at the exchange amount established and agreed to between related parties and are in the normal course of business.

Note 14.  Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  Significant components of the Company’s deferred tax assets at December 31, 2009 and 2008 are as follows:

	Year Ended
	December 31,
	2009	2008
Deferred tax assets:
Net operating loss carryforwards	$6,869,861	$6,651,636
Capitalized research and development	364,705	375,951
Stock based compensation	1,221,110	1,221,110
Accrued interest	104,456	82,781
Impairment of intangible asset - license fee	—	6,800
Research and development credit carry forward	63,368	58,559
Other	85	85
Total deferred tax assets	8,623,585	8,396,922
Less: valuation allowance	(8,623,585)	(8,396,922)
Net deferred tax asset	$—	$—

The net increase in the valuation allowance for deferred tax assets was $226,663 and $421,215 for the years ended December 31, 2009 and 2008.  The Company evaluates its valuation allowance requirements on an annual basis based on projected future operations. When circumstances change and this causes a change in management’s judgment about the realizability of deferred tax assets, the impact of the change on the valuation allowance is reflected in current operations.

For federal income tax purposes, the Company has net U.S. operating loss carry forwards at December 31, 2009 available to offset future federal taxable income, if any, of $20,205,997, which will begin to expire during the year ended December 31, 2011.  Accordingly, there is no current tax expense for the years ended December 31, 2009 and 2008.  In addition, the Company has research and development tax credit carry forwards of $63,368 at December 31, 2009, which are available to offset federal income taxes and begin to expire during the year ended December 31, 2026.

The utilization of the tax net operating loss carry forwards may be limited due to ownership changes that have occurred as a result of sales of common stock.

The effects of state income taxes were insignificant for the years ended December 31, 2009 and 2008.

The following is a reconciliation between expected income tax benefit and actual, using the applicable statutory income tax rate of 34% for the years ended December 31, 2009 and 2008:

	Year Ended
	December 31,
	2009	2008

Income tax benefit at statutory rate	$235,889	$530,673
Non-deductible fund raising costs	-	(167,402)
Non-deductible fund raising costs - prior year	-	43,365
Non-deductible meals and entertainment	-	(2,194)
Change in fair value of warrant liability	(31,929)	-
Gain on extinguishment of warrant liability	17,894	-
Research and development credit	4,809	16,773
Change in valuation allowance	(226,663)	(421,215)
	$-	$-

The fiscal years 2006 through 2009 remain open to examination by federal authorities and other jurisdictions of which the Company operates.

Note 15.  Subsequent Events

The Company has evaluated subsequent events through January 27, 2010, which is the date on which these consolidated financial statements were issued.  There have not been any events subsequent to December 31, 2009, other than the proposed increased in the number of authorized common shares as described below, that would require additional disclosure in the consolidated financial statements or that would have a material impact on the Company’s consolidated financial position as of December 31, 2009 and 2008, and the results of operations, or cash flows for the years then ended.

On January 5, 2010, holders of a majority of the voting shares of PhytoMedical Technologies, Inc., acted by written consent in lieu of a special meeting of stockholders to adopt an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock, $0.00001 par value per share which the Company is authorized to issue from 300,000,000 shares to 2,000,000,000 shares (the “Articles Amendment”).

The Company filed a Preliminary Schedule 14C Information Statement (“Information Statement”) with the SEC on January 7, 2010 and an amendment thereto on January 19, 2010.  The Information Statement will be mailed on or about January 20, 2010 to stockholders of record as of January 4, 2010, the record date for determining the Company’s stockholders eligible to consent in writing to the adoption of the Articles Amendment. The increase in the authorized number of shares of the Company’s common stock will not become effective until at least 20 days after the initial mailing of the Information Statement.

ITEM 9: CHANGE IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

The Company has not had any disagreements with its independent auditors with respect to accounting practices, procedures or financial disclosure.

ITEM 9A(T): CONTROLS AND PROCEDURES

(a) Evaluation of Disclosure Controls and Procedures

Under the supervision and with the participation of the Company’s management, including its Chief Executive Officer and Chief Financial Officer, the Company conducted an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934 (the “Exchange Act”), as of the end of the period covered by this annual report. Based on this evaluation, the Company’s Chief Executive Officer and Chief Financial Officer concluded as of December 31, 2009 that the Company’s disclosure controls and procedures were effective such that the information required to be disclosed in the Company’s United States Securities and Exchange Commission (the “SEC”) reports is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms, and is accumulated and communicated to the Company’s management, including its Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

(b) Management’s Report on Internal Control over Financial Reporting

The Company’s management is responsible for establishing and maintaining effective internal control over financial reporting, as such term is defined in Exchange Act Rule 13a-15(f). Under the supervision and with the participation of the Company’s management, including its Chief Executive Officer and Chief Financial Officer, the Company conducted an evaluation of the effectiveness of its internal control over financial reporting based on the framework in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.  Based on this evaluation, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2009.

This annual report does not include an attestation report of the Company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to temporary rules of the SEC that permit the Company to provide only management's report in this annual report.

(c) Changes in Internal Control over Financial Reporting

There were no changes in the Company’s internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

ITEM 9B: OTHER INFORMATION

None.

PART III

ITEM 10: DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the names and ages of all of the Company’s directors and executive officers. The Company has a board of directors comprised of three members. Each director holds office until a successor is duly elected or appointed.  Executive officers serve at the discretion of the Board of Directors and are appointed by the Board of Directors.  Also provided herein are brief descriptions of the business experience of each of the directors and officers during the past five years, and an indication of directorships held by each directors in other companies subject to the reporting requirements under the Federal securities law.

Name	Age	Position With Company	Director Since
Greg Wujek	48	President, Chief Executive Officer, and Director	April 3, 2006
Gary Branning (1)	56	Director Former Chief Financial Officer	September 13, 2006
Raymond Krauss (2)	47	Chief Financial Officer, Secretary, Treasurer, Director	October 11, 2007

(1)  Mr. Branning was appointed to the position of Chief Financial Officer on September 5, 2008 and resigned effective December 11, 2008.

(2)  Mr. Krauss was appointed to the positions of Chief Financial Officer, Secretary and Treasurer on December 11, 2008 to fill the vacancy created by the resignation of Mr. Branning from these positions.

Set forth below are the names of all directors and executive officers of the Company, all positions and offices with the Company held by each person, the period during which each has served as such, and the principal occupations and employment of such persons during at least the last five years:

Greg Wujek.  Mr. Greg Wujek earned his Bachelor’s degree in Science from Illinois State University in 1986.  From November 2000 to May 2005, Mr. Wujek was employed by Andrx Laboratories.  During his tenure at Andrx Laboratories, Mr. Wujek managed a team of over 450 individuals, and held several positions, including Vice President of Business Development, Vice President of Sales, as well as Vice President of Managed Care. During June 2005 to September 2005, Mr. Wujek performed independent consulting services for branded pharmaceutical companies.  Consulting services ranged from sales management training, optimizing sales, managed care, and sales operations.  From September 2005 to March 2006, Mr. Wujek was employed by Savient Pharmaceuticals, where he held the position of Vice President, Sales, and was responsible for sales, operations, training, and managed care.  Mr. Wujek joined the Company as President, Chief Executive Officer and Director on April 3, 2006.

Gary Branning.  Mr. Branning received his Bachelor of Science degree in Business Administration from Wagner College, on Staten Island, NY, and an MBA in finance from Fairleigh Dickinson University. In 2001, Mr. Branning joined Pharmacia Corporation.  Mr. Branning was the Executive Director of Managed Markets Marketing for Pharmacia Corporation.  The Marketing Unit of the Managed Markets Marketing of Pharmacia was a service organization focused on the development of brand programs, value added services and health management programs in managed markets.  In 2003, Mr. Branning joined Managed Market Resources, a health care consulting and medical communications company as Managing Partner and Senior Vice President of Managed Market Resources.  Mr. Branning’s responsibilities included strategic consulting, new product development, business development, and executing Managed Market Resource’s sales and marketing plans. Mr. Branning joined the Company as a Director on September 13, 2006.

Raymond Krauss.  Mr. Krauss, earned his B.S. in Biology from North Central College, Naperville, IL in 1984 and his M.S. in Physiology (emphasis on Cardiovascular Health) from Benedictine University, Lisle, IL in 1986.  In March 2001 through March 2005, Mr. Krauss became a partner in Argavest, Inc., a regional leader in quality respiratory and critical care refurbished equipment, where he served as Vice President of Business Development.  In March 2005, Mr. Krauss launched RK Capital Group, an international medical equipment sales organization, where he continues to serve as President and Owner.  In July 2007, Mr. Raymond Krauss acquired the Illinois/Wisconsin office of HealthCare Recruiters International, the only executive search firm in the United States dedicated exclusively to the healthcare sector, where he serves as President and Owner.  Mr. Krauss joined the Company as a Director on October 11, 2007.

Family Relationships and Other Matters

There are no family relationships among or between any of the Company’s officers and directors.

Legal Proceedings

During the past five years, none of the Company’s directors, executive officers, or promoters have been:

•         the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•         convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•         subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

•         found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

COMPENSATION OF DIRECTORS

The Company’s Board of Directors determines the non-employee directors’ compensation for serving on the Board and its committees. In establishing director compensation, the Board is guided by the following goals:

  Compensation should consist of a combination of cash and equity awards that are designed to fairly pay the directors for work required for a company of PhytoMedical Technologies, Inc.’s size and scope;

  Compensation should align the directors’ interests with the long-term interests of stockholders; and

  Compensation should assist with attracting and retaining qualified directors.

The Company does not pay director compensation to directors who are also employees of the Company.

Non-employee directors receive $250 per month for their services as directors plus $100 for each board meeting attended.  Directors are entitled to participate in the Company’s 2005 Stock Plan.  The Company also reimburses directors for any actual expenses incurred to attend meetings of the Board.

The following table provides information regarding all compensation paid to the Company’s non-employee directors during the fiscal year ended December 31, 2009.

	Director Compensation
	Fees Earned or
	Paid in	Stock
Name	Cash ($) (1)	Awards ($)	Total ($)
Gary Branning	$3,400	$—	$3,400
Raymond Krauss	3,400	—	3,400
Total director compensation	$6,800	$—	$6,800

(1)   The amounts in this column represent the monthly cash meeting fee earned by or paid to the Company's non-employee directors for service during the fiscal year ended December 31, 2009.

SCIENTIFIC ADVISORY BOARD

The Company maintains a Scientific Advisory Board (“Advisory Board”), the members of which provide, from time to time, at the request of the Company, advice regarding specific facets of the Company’s ongoing scientific research and development and general corporate activities.   The Company believes that each member of the Advisory Board brings distinct scientific, clinical, and business development experience which can be called-upon as needed during various phases of the Company’s active research, development and commercial development.

The members of the Advisory Board are compensated for their services at the rate of $250 per hour, not to exceed $1,250 per day.  The Company also reimburses members of the Advisory Board for out-of-pocket expenses related to their services performed on behalf of the Company.

Currently, the Company’s Advisory Board members are:

Name	Held Position Since
Reza Fathi	April 2008
Charles Lee, PhD	August 2006
Jatinder S. Bhogal	September 2008
Li-Xi Yang, MD, PhD	January 2009

Reza Fathi

Dr. Reza Fathi is an expert in pharmaceutical research and development with 20 years of experience in medicinal chemistry, designing experimental protocols and managing research teams. Dr. Fathi is first author of numerous patents and more than a dozen scientific publications in subjects including small molecule drug discovery, lead compound identification and synthesis of natural product based molecular libraries. Dr. Fathi’s expertise is widely respected, garnering him an array of appointments to prestigious medicinal chemistry positions including Chemistry Core Manager at Harvard Medical School’s Harvard Institute of Chemistry and Cell Biology, Director of Research Operations for XTL biopharmaceuticals, Director of Research Operations for vivoquest, and Member of the Scientific Advisory Committee for Proseed Capital Holding CVA in addition to his appointment at PhytoMedical Technologies, Inc.

Charles Lee

Dr. Charles Lee’s professional career encompassed academia (1977-1987), pharmaceutical industry (1987-1993) and contract research organization (1993-2004). He is currently a professor of pharmaceutical Sciences at the Gregory School of Pharmacy, Palm Beach Atlantic University.

Jatinder S. Bhogal

Since December 1993, Mr. Bhogal has worked as a business consultant to emerging growth companies. For over 15 years, Mr. Bhogal has provided early business development guidance and consulting, on a contract basis, to companies developing healthcare services, medical devices, pharmaceuticals and vaccines, solar-photovoltaics, biofuels, and information technology solutions.

Li-Xi Yang

Dr. Li-Xi Yang has more than 25 years of experience in the fields of cancer research, credited with many patents on anticancer compounds and publications in peer-reviewed journals.  Dr. Yang completed his Postdoctoral Fellowship at Dartmouth Medical School, where he received his PhD in Pharmacology and Toxicology.  He currently serves as Director of Radiation Oncology Residency Education and Senior Scientist at California Pacific Medical Center Research Institute.  Dr. Yang also serves as Director of Academic Research at St. Mary’s Medical Center, San Francisco, CA.  Dr. Yang is an active member of several professional committees, including: Graduate Medical Education Committee, Institutional Review Board, and Institutional Animal Care and Use Committee.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Pursuant to Section 16(a) of the Exchange Act of 1934, the executive officers and directors of the Company in addition to any person who owns more than 10% of the common stock of the Company are required to report their ownership of the common stock of the Company and changes to such ownership with the SEC.  Based on a review of such reports and information provided to the Company, the Company believes that during the fiscal year ended December 31, 2009, the executive officers and directors of the Company have complied with applicable filing requirements under Section 16(a).

CODE OF ETHICS

The Company has adopted a Code of Ethics that applies to all of the Company’s officers, directors and employees, including its Chief Financial Officer and Chief Executive Officer, which complies with the requirements of the Sarbanes-Oxley Act of 2002 and applicable Financial Industry Regulatory Authority (“FINRA”) listing standards. Accordingly, the Code of Ethics is designed to deter wrongdoing, and to promote, among other things, honest and ethical conduct, full, timely, accurate and clear public disclosures, compliance with all applicable laws, rules and regulations, the prompt internal reporting of violations of the Code of Ethics, and accountability. The Company’s Code of Ethics is available on the Company’s website at http://www.phytomedical.com. To access the Code of Ethics, click on “Investors” and then click on “Code of Ethics.”

CORPORATE GOVERNANCE

The Company has adopted Corporate Governance Principles applicable to its Board of Directors. The Company’s Corporate Governance Principles is available on the Company’s website at http://www.phytomedical.com. To access the Company’s Corporate Governance Principles, click on “Investors” and then click on “Corporate Governance”.

Director Independence

The Company is not listed on a U.S. securities exchange and, therefore, is not subject to the corporate governance requirements of any such exchange, including those related to the independence of directors. However, at this time, after considering all of the relevant facts and circumstances, the Company’s Board of Directors has determined that each of Messrs. Branning and Krauss are independent from the Company’s management and qualifies as “independent directors” under the standards of independence under the applicable FINRA listing standards.  This means that, in the judgment of the Board of Directors, none of those directors (1) is an officer or employee of the Company or its subsidiaries or (2) has any direct or indirect relationship with the Company that would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director.  Upon the Company’s listing on any national securities exchange or any inter-dealer quotation system, it will elect such independent directors as is necessary under the rules of any such securities exchange.

Board of Directors Meetings and Committees of the Board of Directors

During the fiscal year ended December 31, 2009, the Board held a total of four meetings.  All members of the Board attended at least 75% of all meetings of the Board.

The Company does not currently have any standing committees of the Board of Directors.  The full Board is responsible for performing the functions of the:  (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating Committee.

Audit Committee

The Board does not currently have a standing Audit Committee.  The full Board performs the principal functions of the Audit Committee.  The full Board monitors the Company's financial reporting process and internal control system and reviews and appraises the audit efforts of the Company's independent accountants.

Compensation Committee

The Board does not currently have a standing Compensation Committee.  The full Board establishes overall compensation policies for the Company and reviews recommendations submitted by the Company’s management.

Nominating Committee

The Board does not currently have a standing Nominating Committee.  The Company does not maintain a policy for considering nominees.  The Company’s Bylaws provides that the number of Directors shall be fixed from time to time by the Board, but in no event shall be less than the minimum required by law.  The Board shall be large enough to maintain the Company’s required expertise but not too large to function efficiently.  Director nominees are recommended, reviewed and approved by the entire Board.  The Board believes that this process is appropriate due to the relatively small number of directors on the Board and the opportunity to benefit from a variety of opinions and perspectives in determining director nominees by involving the full Board.

While the Board is solely responsible for the selection and nomination of directors, the Board may consider nominees recommended by Stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Company’s Chief Executive Officer, Greg Wujek, 100 Overlook Drive, 2nd Floor, Princeton, NJ 08540, that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected.

Communications with the Board of Directors

Stockholders who wish to communicate with the Board of Directors may do so by addressing their correspondence to the Board of Directors at PhytoMedical Technologies, Inc., Attention: Greg Wujek, Chief Executive Officer, 100 Overlook Drive, 2nd Floor, Princeton, NJ 08540.   The Board of Directors has approved a process pursuant to which they shall review and forward correspondence to the appropriate director or group of directors for response.

ITEM 11:  EXECUTIVE COMPENSATION

Summary Compensation

The following table and descriptive materials set forth information concerning compensation earned for services rendered to the Company by: the Chief Executive Officer (the “CEO”); the Chief Financial Officer (the “CFO”); and the three other most highly-compensated executive officers other than the CEO and CFO who were serving as executive officers of the Company at the end of the 2009 fiscal year (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation earned by the Named Executive Officers during the fiscal years ended December 31, 2009, 2008, and 2007.

Name and Principal Position	Year Ended December 31,	Salary ($)	Option Awards ($)(4)	All Other Compensation ($)	Total ($)
Greg Wujek (1) President, CEO, Director	2009 2008 2007	225,000 225,000 225,000	- 13,624 1,210,568	- - -	225,000 238,624 1,435,568
Gary Branning (2) Director, Former CFO	2009 2008 2007	- - -	- - -	3,400 5,000 1,700	3,400 5,000 1,700
Raymond Krauss (3) CFO, Secretary, Treasurer, Director	2009 2008 2007	- - -	- - -	3,400 3,900 -	3,400 3,900 -

(1)     On April 6, 2006, the Company appointed Mr. Greg Wujek to the positions of President and Chief Executive Officer.  Pursuant to an Employment Agreement with Mr. Greg Wujek, the Board approved an annual salary of $225,000, a one-time payment of $16,437 for reimbursement of certain expenses incurred in connection with the acceptance of employment, and a stock option to purchase up to 2,250,000 shares of the Company’s common stock, subject to certain vesting requirements, at an exercise price of $1.22.

.

On August 1, 2006, the Company cancelled the stock option granted to Mr. Wujek in April 2006 for 2,250,000 stock options and simultaneously entered into a stock option agreement with Mr. Wujek for the purchase of up to 2,000,000 shares of common stock, subject to certain vesting requirements, at an exercise price of $0.52 per share, expiring July 31, 2016.

The stock option to purchase up to 2,000,000 shares of common stock vests as follows: (a) 250,000 options shall vest if and when an Investigational New Drug (IND) application is filed for any current or future compounds;  (b) 250,000 options shall vest if and when a phase I clinical trial is commenced for any current or future compounds; and  (c) 1,500,000 options shall vest if and when the Company or a wholly owned subsidiary or any one current or future compound is acquired, in whole or in part, or when either through the Company or a subsidiary, enters into a strategic collaborative agreement for any one current or future compound, provided that the Company’s Board of Directors has approved, by written resolution, any such acquisition, sale or agreement.  The Company expected that the first 250,000 stock options would vest at around 12 months from the date of grant, the second 250,000 stock options would vest at around 18 months from the date of grant and the remaining 1,500,000 stock options would vest at around 12 months from the date of grant.

The Company accounted for the cancellation and re-issuance of the stock option as a modification of terms, resulting in additional stock-based compensation expense for the excess of the fair value of the replacement award over the fair value of the cancelled award at the cancellation date.  The fair value of the stock option as a result of the cancellation and re-issuance was $2,667,500.  The fair value of each batch of stock options was amortized over their expected service periods, which the Company reassessed on a periodic basis.  During the years ended December 31, 2009, 2008, and 2007, the Company recognized $0, $13,624, and $1,210,568, respectively, of stock-based compensation expense related to the 2,000,000 stock options granted to Mr. Wujek.

At December 31, 2009, there was no unrecognized stock-compensation expense related to the 2,000,000 stock option grant.

At December 31, 2009, none of the vesting requirements of the 2,000,000 stock options had been met and thus none of the 2,000,000 stock options were exercisable.

(2)     Mr. Branning was appointed to the position of CFO on September 5, 2008 and resigned on December 11, 2008.  The amount included in the “All Other Compensation” column represents non-employee director fees.  Non-employee directors receive monthly cash compensation of $250 plus $100 for each board meeting attended.  Mr. Branning was not an employee of the Company and did not receive additional compensation for the period of time when he served as the Company’s CFO.

(3)     Mr. Krauss was appointed to the positions of CFO, Secretary and Treasurer on December 11, 2008 to fill the vacancy created by the resignation of Mr. Branning.  The amount included in the “All Other Compensation” column represents non-employee director fees.  Non-employee directors receive monthly cash compensation of $250 plus $100 for each board meeting attended.  Mr. Krauss did not receive additional compensation for the period of time when he served as the Company’s CFO.

(4)       This column reflects the dollar amount recognized for financial statement reporting purposes for stock options and warrants, which may include amounts from awards made in and prior to the years shown.  For information regarding significant factors, assumptions and methodologies used in determining the fair value of the Company's stock options and warrants, see “Note 11. Stock Options” and “Note 12. Warrants” to the Consolidated Financial Statements included in this Form 10-K.

GRANTS OF PLAN-BASED AWARDS

The Company did not grant any stock options to the Company’s Named Executive Officers during the fiscal year ended December 31, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL-YEAR END

The following table sets forth information regarding equity awards that have been previously awarded to each of the Named Executive Officers and which remained outstanding as of December 31, 2009.

	Option Awards	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Greg Wujek (1)	-	2,000,000	0.52	7/31/2016

(1)    On April 6, 2006, the Company appointed Mr. Greg Wujek to the positions of President and Chief Executive Officer.  Pursuant to an Employment Agreement with Mr. Greg Wujek, the Board approved an annual salary of $225,000, a one-time payment of $16,437 for reimbursement of certain expenses incurred in connection with the acceptance of employment, and a stock option to purchase up to 2,250,000 shares of the Company’s common stock, subject to certain vesting requirements, at an exercise price of $1.22.

.

On August 1, 2006, the Company cancelled the stock option granted to Mr. Wujek in April 2006 for 2,250,000 stock options and simultaneously entered into a stock option agreement with Mr. Wujek for the purchase of up to 2,000,000 shares of common stock, subject to certain vesting requirements, at an exercise price of $0.52 per share, expiring July 31, 2016. For the terms of the stock option, please refer to footnote (1) to the Summary Compensation table in “ITEM 11: EXECUTIVE COMPENSATION.”

OPTION EXERCISES AND STOCK VESTED

During the fiscal year ended December 31, 2009 none of the Named Executive Officers exercised any stock options and none of the outstanding stock options vested.

ITEM 12:  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information as of January 4, 2010 by (i) all persons who are known to the Company to beneficially own more than 5% of the outstanding shares of the Company’s common stock, and (ii) by each director, director nominee, and executive officer and (iii) by all executive officers and directors as a group:

Name and Address of Beneficial Owner	Positions and Offices Held	Number of Shares Beneficially Owned (1)	Percent of Class(1)
Greg Wujek 100 Overlook Drive, 2nd Floor, Princeton, NJ 08540	President, Chief Executive Officer, and Director	-0- (2)	-0- %
Gary Branning (3) 100 Overlook Drive, 2nd Floor Princeton, NJ 08540	Director, Former Chief Financial Officer	-0-	-0- %
Raymond Krauss (4) 100 Overlook Drive, 2nd Floor Princeton, NJ 08540	Chief Financial Officer, Secretary, Treasurer, Director	3,500	-0- %
1420525 Alberta Ltd. 1628 West 1st Avenue, Suite 216 Vancouver, British Columbia, V6J 1G1	Stockholder	85,730,171 (5)	42.6%
Jasvir Rayat (6) 3095 West 36th Avenue Vancouver, British Columbia V6N 2S7	Stockholder	12,142,857	6.0%
Kundan Rayat (7) 54-8533 Cumberland Pl Burnaby, British Columbia, V6B 6E4	Stockholder	11,285,714	5.6%
All Directors and Officers as a Group (3 persons)		3,500	-0- %

(1)     Calculated pursuant to rule 13d-3(d) of the Exchange Act.  Beneficial ownership is calculated based on 201,487,995 shares of common stock issued and outstanding on a fully diluted basis as of January 4, 2010.  Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares.  Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2)       On April 6, 2006, the Company’s Board of Directors appointed Mr. Greg Wujek to the positions of President and Chief Executive Officer.  Pursuant to an Employment Agreement with Mr. Greg Wujek, the Board approved an annual salary of $225,000, a one-time payment of $16,437 for reimbursement of certain expenses incurred in connection with the acceptance of employment, and a stock option to purchase up to 2,250,000 shares of the Company’s common stock, subject to certain vesting requirements, at an exercise price of $1.22.

.

On August 1, 2006, the Company cancelled the stock option granted to Mr. Wujek in April 2006 for 2,250,000 stock options and simultaneously entered into a stock option agreement with Mr. Wujek for the purchase of up to 2,000,000 shares of common stock, subject to certain vesting requirements, at an exercise price of $0.52 per share, expiring July 31, 2016.

The stock option to purchase up to 2,000,000 shares of common stock vests as follows: (a) 250,000 options shall vest if and when an Investigational New Drug (IND) application is filed for any current or future compounds;  (b) 250,000 options shall vest if and when a phase I clinical trial is commenced for any current or future compounds; and  (c) 1,500,000 options shall vest if and when the Company or a wholly owned subsidiary or any one current or future compound is acquired, in whole or in part, or when either through the Company or a subsidiary, enters into a strategic collaborative agreement for any one current or future compound, provided that the Company’s Board of Directors has approved, by written resolution, any such acquisition, sale or agreement.  The Company expected that the first 250,000 stock options would vest at around 12 months from the date of grant, the second 250,000 stock options would vest at around 18 months from the date of grant and the remaining 1,500,000 stock options would vest at around 12 months from the date of grant.

At January 4, 2010, none of the vesting requirements of the 2,000,000 stock options had been met and thus none of the 2,000,000 stock options were exercisable.  The Company does not anticipate that they will become exercisable within 60 days. Thus, they are excluded from the beneficial ownership table.

(3)     Mr. Branning was appointed to the position of CFO on September 5, 2008 and resigned effective December 11, 2008.

      (4)       Mr. Krauss was appointed to the positions of CFO, Secretary and Treasurer on December 11, 2008 to fill the vacancy created by the resignation of Mr. Branning.

(5)       1420525 Alberta Ltd, is a private Alberta corporation wholly owned by Mr. Harmel Rayat, a former officer, former director, and former majority stockholder.  In such capacity, Mr. Rayat may be deemed to have beneficial ownership of these shares.

(6)     Jasvir Rayat is the brother of Harmel S. Rayat, a former officer, former director, and former majority stockholder.  Mr. Harmel S. Rayat disclaims any beneficial ownership of the shares owned by Jasvir Rayat.

(7)       Kundan Rayat is the father of Harmel S. Rayat, a former officer, former director, and former majority stockholder.  Mr. Harmel S. Rayat disclaims any beneficial ownership of the shares owned by Kundan Rayat.

CHANGES IN CONTROL

There are no understandings or agreements known by management at this time which would result in a change in control of the Company.

The Company does not have any change-of-control or severance agreements with any of its executive officers or directors. In the event of the termination of employment of the Named Executive Officers any and all unexercised stock options shall expire and no longer be exercisable as of the date of the termination.

ITEM 13:  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons, Promoters and Certain Control Persons

Related Party Transactions

Wages and benefits

During the years ended December 31, 2009 and 2008, the Company incurred $263,052 and $260,332 in wages and benefits expense for services rendered by Mr. Greg Wujek, the President, Chief Executive Officer, and Director of the Company.

In addition, during the years ended December 31, 2009 and 2008, the Company recorded $0 and $13,624 in stock based compensation expense related to the amortization of a stock option previously granted to Mr. Wujek to purchase 2,000,000 shares of the Company’s Common Stock at an exercise price of $0.52 per share, which is included in wages and benefits.

Director fees

Non-employee Board members receive $750 per quarter for services rendered in the capacity of a Board member plus $100 per Board meeting attended.  During the years ended December 31, 2009 and 2008, the Company incurred $6,800 and $9,750 in non-employee director fees.

Notes payable

The Company had arranged with Mr. Harmel S. Rayat, former Chief Financial Officer, former Director, and former majority shareholder of the Company, a loan amount up to $2,500,000 that may be drawn down on an “as needed basis” at a rate of prime plus 3%.  Effective September 15, 2008, Mr. Rayat and the Company terminated this loan agreement.  During the year ended December 31, 2008, the Company repaid $250,000 to Mr. Rayat with the accrued interest of $67,664.  At December 31, 2009, the Company had an unsecured promissory note pursuant to this loan agreement in the amount of $750,000 payable to Mr. Rayat, which was due on March 8, 2006 and bears interest at an annual rate of 8.50%.  During the years ended December 31, 2009 and 2008, the Company recorded $63,750 and $69,883 in interest expense related to the promissory note.  At December 31, 2009, accrued interest on the $750,000 remaining promissory note was $307,223 and is included in interest payable.  The entire principal and accrued interest is due and payable on demand.  The carrying value of notes payable and accrued interest approximates fair value at December 31, 2009, based on their liquidity.

All related party transactions are recorded at the exchange amount established and agreed to between related parties and are in the normal course of business.

Director Independence

For disclosure regarding director independence see “ITEM 10: DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.”

ITEM 14: PRINCIPAL ACCOUNTING FEES AND SERVICES

The Board selected Peterson Sullivan, LLP (“Peterson Sullivan”) as the independent registered public accounting firm to audit the financial statements of the Company for its fiscal year ended December 31, 2009.  To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company or any connection with the Company in any capacity otherwise than as independent accountants.

The Company does not currently have an audit committee.

The following table presents aggregate fees for professional services rendered by Peterson Sullivan for the years ended December 31, 2009 and 2008.

	Year Ended
	December 31,
	2009	2008
Audit fees	$27,858	$23,126
Tax fees	4,840	11,096
Total fees	$32,698	$34,222

Audit Fees

Audit Fees for the years ended December 31, 2009 and 2008 consist of the aggregate fees billed by Peterson Sullivan for the audit of the consolidated financial statements included in the Company’s Annual Report on Form 10-K and review of interim consolidated financial statements included in the quarterly reports on Form 10-Q for the years ended December 31, 2009 and 2008.

Tax Fees

Tax Fees for the years ended December 31, 2009 and 2008 consist of the aggregate fees billed by Peterson Sullivan for professional services rendered for tax compliance, tax advice and tax planning.

PART IV

ITEM 15:  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a) The following documents are filed as a part of this Form 10-K:

1.   Financial Statements

The following financial statements are included in Part II, Item 8 of this Form 10-K:

  Report of Independent Registered Public Accounting Firm
  Consolidated Balance Sheets as of December 31, 2009 and 2008
  Consolidated Statements of Operations for the Years Ended December 31, 2009 and 2008
  Consolidated Statements of Stockholders’ Equity (Deficit) for the Years Ended December 31, 2009 and 2008
  Consolidated Statements of Cash Flows for the years ended December 31, 2009 and 2008
  Notes to Consolidated Financial Statements

2.  Exhibits

The exhibits listed in the Exhibit Index, which appears immediately following the signature page, are incorporated herein by reference, and are filed as part of this Form 10-K.

3.  Financial Statement Schedules

Financial statement schedules are omitted because they are not required or are not applicable, or the required information is provided in the consolidated financial statements or notes described in Item 15(a)(1) above.

SIGNATURES

Pursuant to the requirements of Sections 13 or 15 (d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned,  thereunto duly  authorized.

                                                                                                                              PhytoMedical Technologies, Inc.

                                                                                                                                  (Registrant)

                January 27, 2010                                                                                  By: /s/ Greg Wujek

                                                                                                                               President, Chief Executive Officer, Director

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons  on  behalf of the registrant and in capacities and on the dates indicated.

Signature	Title	Date
/s/ Greg Wujek Greg Wujek	President, Chief Executive Officer, Director	January 27, 2010

/s/ Raymond Krauss Raymond Krauss	Chief Financial Officer , Secretary, Treasurer, Director	January 27, 2010

/s/ Gary Branning Gary Branning	Director	January 27, 2010

Exhibit Index

Exhibit No.                  Description of Exhibit

23.1                                         Consent of Peterson Sullivan, LLP

                31.1                                        Certification of Principal Executive Officer Pursuant to Rule 13(a)-14 of the Securities Exchange Act of 1934, As Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*

                31.2                                        Certification of Principal Financial Officer Pursuant to Rule 13(a)-14 of the Securities Exchange Act of 1934, As Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*

                32.1                                        Certification of Principal Executive Officer Pursuant to 18 USC. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

                32.1                                        Certification of Principal Financial Officer Pursuant to 18 USC. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

                ____________________

                *Filed herewith.